UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2014

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental Emerging Markets Equity Funds

■	ASIA EQUITY

■	BRIC

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	29

Financial Statements	40

Financial Highlights	44

Notes to Financial Statements	52

Other Information	68

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers (excluding Japanese issuers). The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to Asian issuers, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in Asian countries. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs BRIC Fund invests primarily in a portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to the BRIC countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries. Because the Fund may invest heavily in specific sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Because the Fund may invest heavily in specific sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs N-11 Equity Fund invests primarily in a portfolio of equity investments that are tied economically to the “N-11 countries” or in issuers that participate in the markets of the following N-11 countries: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. While Iran is among the N-11 countries, the Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

with U.S. economic sanctions against Iran. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to the N-11 countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries. The N-11 countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in these countries are magnified. Because the Fund may invest heavily in specific sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India, and Australia focuses on long- term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■	Access to markets across emerging markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging

Markets Equity Funds

Market Review

Emerging markets equities declined during the six-month period ended April 30, 2014 (the “Reporting Period”). The MSCI Emerging Markets Index (gross, USD, unhedged) (the “MSCI EM Index”) posted a return of -2.98%.* Emerging markets equities significantly lagged developed markets equities, as measured by the MSCI Europe, Australasia, Far East (net) Index (unhedged) (the “MSCI EAFE Index”), as concerns over slowing economic growth, high inflation and election uncertainty weighed on many of the growth and emerging markets during the Reporting Period. Also contributing to weak performance of emerging market equities during the Reporting Period was the December 2013 announcement by the U.S. Federal Reserve (the “Fed”) that it would begin tapering its asset purchases in January 2014. The announcement ended seven months of speculation about the beginning of the end of ultra-loose monetary policy that had fueled many emerging market economies in recent years. Further, Argentina’s currency devaluation in January 2014 rippled through emerging market currency and equity markets, forcing many central banks to hike interest rates, which further pressured equity markets.

Looking at some key individual emerging markets more specifically, Chinese equities struggled during most of the Reporting Period amidst renewed concerns about China’s shadow banking system, credit quality and decelerating growth. The Russian equity market plunged during the Reporting Period due to the rapidly escalating geopolitical situation in Ukraine. Weakness in Latin American equity markets persisted into early 2014, though the region began to rebound later in the Reporting Period. After a slow start, Indian equities also rallied sharply later in the Reporting Period, as polls suggested that the Bharatiya Janata Party (“BJP”), which is perceived as business-friendly, is likely to win in the country’s upcoming election. Protest movements increased the political risk of some countries, such as Turkey, which was one of the worst performing markets during the Reporting Period. At the other end of the spectrum, Indonesia’s equity market rallied such that it was one of the best performing markets during the Reporting Period, largely due to an improving current account balance and strong foreign flows.

For the Reporting Period overall, the energy sector declined particularly sharply, reflecting a mix of geopolitical and economic issues in big energy-producing countries, such as Russia and Brazil. In line with global trends, information technology was the best performing sector in the MSCI EM Index during the Reporting Period, largely due to increased merger and acquisition activity.

Looking Ahead

During the Reporting Period, emerging markets equities underperformed developed markets equities, as many developing markets faced macroeconomic headwinds, negative headlines and country-specific challenges. We fully acknowledge these medium-term factors—including the end of Chinese double-digit economic growth, the impact of quantitative easing tapering on broader equity markets, currency volatility and upcoming elections in India and Brazil—and incorporate them in our bottom-up fundamental analysis.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

The macro concerns that pressured emerging markets equities during the Reporting Period have not changed our longer-term positive view of emerging markets equity fundamentals. We believe the structural story is still intact and the domestically-focused growth of the emerging markets should continue to drive strong returns in their equity markets over the long term. Finally, we believe the sell-off amongst emerging markets equities, which, at the end of the Reporting Period, were trading at a significant discount to developed markets on a forward-looking price/earnings ratio basis, forms an attractive entry point for long-term investors.

As bottom-up fundamental investors, we constantly look across a broad range of sectors, countries and market capitalizations to identify what we believe are the most compelling investment opportunities trading at attractive valuations and that may outperform over the market cycle. In particular, we look for companies with strong or improving cash flows and sustainable competitive advantages that should be able to withstand inflationary pressures on their margins while taking advantage of secular growth themes in the growth and emerging markets. Finally, we seek to invest in companies with strong corporate governance track records, especially with respect to their treatment of minority shareholders. With the uncertainty of the markets anticipated to continue, we believe our focus on companies with strong or improving fundamentals and secular growth opportunities should serve our shareholders well.

As always, we maintain our focus on seeking high-quality equity investments trading at what we believe to be compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective as of the close of business on April 25, 2014, the Goldman Sachs China Equity Fund was merged into the Goldman Sachs Asia Equity Fund. The reorganization was recommended by Goldman Sachs Asset Management International in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products. The Goldman Sachs Asia Equity Fund (the “Fund”) acquired all of the assets of the Goldman Sachs China Equity Fund — which totaled approximately $25.1 million as of April 25, 2014 — and the Goldman Sachs China Equity Fund was subsequently liquidated and shareholders of the Goldman Sachs China Equity Fund became shareholders of the Fund. Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 0.41%, 0.00%, 0.06% and 0.59%, respectively. These returns compare to the -0.94% cumulative total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (net, USD, unhedged) (the “Index”), during the same time period. During the period from inception on February 28, 2014 to April 30, 2014, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of -2.99%. This compares to the 1.73% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance relative to the Index during the Reporting Period can be primarily attributed to individual stock selection. From a country perspective, effective stock selection in China, South Korea, the Philippines and India contributed most positively. Stock selection in Indonesia and Thailand detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Bloomage Biotechnology, Hanssem and Canadian Solar.

The top individual stock contributor to the Fund’s results during the Reporting Period was Bloomage Biotechnology, which engages in the manufacture and sale of a diversified portfolio of hyaluronic acid (“HA”) products. The company began to diversify its business to end products, such as HA dermal fillers, which are used in cosmetic surgeries, for which we believe there could be significant demand that could drive volume growth over the next decade.

Another significant contributor was Hanssem, which primarily engages in the manufacture and distribution of kitchen and interior furniture. South Korean-listed Hanssem reported strong first quarter 2014 sales revenue growth and gained market share on effective branding and on its strong distribution channel strategy. The company particularly benefited from a shift in consumer behavior toward selecting key brand name products over the non-brand market. In our view, major competitors of Hanssem have not yet been successful reading this change in the market, causing them to lose market share.

Canadian Solar designs, manufactures and sells solar module products. The company reported revenues at the higher end of its preannouncement and provided strong 2014 shipment guidance. Its stock also performed well as key growth markets accounted for a larger than expected proportion of its shipments.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in distressed asset management company China Cinda Asset Management (“Cinda”), Chinese integrated oilfield equipment and service provider Hilong Holdings and Indonesian integrated textile manufacturer Sri Rejeki Isman.

A position in Cinda detracted most from the Fund’s results. The stock’s pullback during the Reporting Period was due primarily to concerns about property price weakness impacting the value of its assets. We believe the negative sentiment may have been overdone given that Cinda’s acquisition costs of these assets were attractive, in our view, leaving substantial room for potential profit realization. Indeed, we maintained the Fund’s position in Cinda because we believe the company has a strong growth opportunity in the coming years, as banks and non-financial companies in China are expected to increase the securitization and sales of their non-performing loans and receivables in order to strengthen their balance sheets. We believe this provides a robust business opportunity for distressed asset managers such as Cinda.

Hilong Holdings is one of China’s leading non-state-owned integrated oilfield equipment and services providers, with a focus on drill pipes, line pipes, oil country tubular goods (“OCTG”) coatings and oilfield services. We believe its stock underperformed during the Reporting Period, as corruption investigations of senior management of its key domestic customer, PetroChina, somewhat impacted its drill pipe sales during the second half of 2013.

Sri Rejeki Isman is the largest integrated textile manufacturer in Indonesia’s consumer discretionary sector. We initially liked the company because we believed that Indonesia, with its low labor costs, young demographic profile and low tariffs, was well positioned to benefit from a shift by retailers to production in low-cost economies and to reduce their dependence on Chinese manufacturers. Positive macro tailwinds, such as a weak rupiah and China’s labor cost hikes, further affirmed our investment thesis. However, we were concerned about the company’s lack of management depth, and the company founder’s sudden and unfortunate death without any proper succession plans significantly increased our concern about the company’s ability to make sizable deals with global brands and caused its stock price to decline. We thus exited the Fund’s position in the company.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were materials, information technology and financials. Stock selection proved particularly effective in materials. Having an overweight allocation to information technology, which strongly outpaced the Index during the Reporting Period, also added value. Financials was a strong contributor based on both effective stock selection and having an underweighted exposure to the poorly performing sector. The biggest detractors from the Fund’s relative results during the Reporting Period were the consumer discretionary, health care and industrials sectors, each due primarily to poor stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in KT, a South Korean telecommunication services company. KT operates in the mobile, broadband Internet, telephone, wireless broadband Internet and Internet protocol television industries. With the appointment of its new chief executive officer, Mr. Hwang Chang-gyu, the man who built Samsung’s semiconductor business, we believe KT could transition into a corporation from a state-owned enterprise. We believe Mr. Hwang may bring back the company’s core competency in telecommunication operations, which contrasts with the ex-management’s unsuccessful expansion of non-core operations. We believe under the new leadership KT will make restructuring efforts throughout 2014, some of which may include realignment of its operations, disposal of idle, non-performing assets and reasonable reductions in advertising and promotions spending.

Any mention of an investment decision is intended only to illustrate our investment approach or strategy, and is not indicative of the performance of our strategy as a whole. Any such illustration is not necessarily representative of other investment decisions.

PORTFOLIO RESULTS

We also established a Fund position in Silergy, a Taiwan-based information technology company. Silergy engages in the manufacture and sale of power management integrated circuits. The company has already penetrated the supply chains of light emitting diode (“LED”) lighting, tablets, laptops, personal computers, LED television, branded smartphone clients and security surveillance. The company is also attempting to gain new clients in other applications through its integrated circuit distributors. We expect Silergy to enjoy strong sales growth following the increase of new products and localization of component purchases in China. We further expect Silergy’s earnings performance to drive its share price performance going forward.

In addition to those sales already mentioned, we eliminated the Fund’s position in NCSoft, a South Korea-based online video and mobile game development company. We liked NCSoft when it decided to float one of its games, Blade and Soul, in the Chinese market despite some failures from similar trials in China several years ago. Because of Blade and Soul’s improved game content and the strong marketing power of NCSoft’s publisher, Tencent, the initial results were promising. However, we remained cautious to interpret this data, as stock prices and investor sentiment for game makers are often highly influenced by the performance of new games. As evidenced by its declining user base, Blade and Soul’s spectacular launch did not last long and its user traffic declined. We thus sold the Fund’s position in NCSoft.

We sold the Fund’s position in Anhui Conch Cement, a Chinese company in the materials sector that engages in the production and sale of clinker and cement products. In our view, most of the company’s positive attributes had already been priced into its stock following relative outperformance. Due to sluggish industry demand growth, we expect a deceleration in price increases and believe the company’s earnings growth peaked at the end of 2013. With earnings growth losing momentum, we saw more downside risk at Anhui Conch Cement’s then-current valuation. Thus, as our investment thesis had played out, we took a profit and eliminated the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to financials, consumer discretionary and utilities increased, and its allocations to information technology, industrials and telecommunication services decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to China, the Philippines and India increased, and its exposure to South Korea, Thailand and Singapore decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to China, the Philippines and India compared to the Index. On the same date, the Fund had underweighted exposure relative to the Index to Hong Kong, Taiwan, Singapore, Malaysia, South Korea and Thailand and had rather neutral exposure relative to the Index in Indonesia.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the information technology, consumer discretionary, utilities and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the financials, telecommunication services and energy sectors and was relatively neutrally weighted compared to the Index in materials, consumer staples and industrials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Eddie Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. The Fund continues to be managed by Kevin Ohn, CFA, Managing Director, who has managed the Fund since 2013, and Alina Chiew, CFA, Managing Director, who has managed the Fund since 2011.

FUND BASICS

Asia Equity Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI AC (All Country) Asia ex-Japan Index[2]
Class A	0.41%	-0.94%
Class B	0.00	-0.94
Class C	0.06	-0.94
Institutional	0.59	-0.94
February 28, 2014–April 30, 2014
Class IR	-2.99%	1.73%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI AC (All Country) Asia ex-Japan Index (net, USD, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex-Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. This index is net of dividends re-invested after deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.71%	13.88%	6.32%	2.23%	7/08/94
Class B	1.86	14.11	6.26	1.26	5/01/96
Class C	5.82	14.30	6.11	1.45	8/15/97
Institutional	8.09	15.67	7.35	2.26	2/02/96
Class IR	N/A	N/A	N/A	-2.99	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.69%	2.19%
Class B	2.45	2.95
Class C	2.45	2.95
Institutional	1.29	1.79
Class IR	1.44	1.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%	Semiconductors & Semiconductor Equipment	Taiwan
Industrial & Commercial Bank of China Ltd. Class H	3.2	Banks	China
China Cinda Asset Management Co. Ltd. Class H	3.1	Diversified Financials	China
SIIC Environment Holdings Ltd.	2.8	Utilities	Singapore
Samsung Electronics Co. Ltd.	2.7	Semiconductors & Semiconductor Equipment	South Korea
Hollysys Automation Technologies Ltd.	2.5	Technology Hardware & Equipment	China
Tencent Holdings Ltd.	2.4	Software & Services	China
ENN Energy Holdings Ltd.	2.4	Utilities	China
Just Dial Ltd.	2.2	Software & Services	India
Bloomage Biotechnology Corp. Ltd.	2.1	Materials	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs BRIC Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -5.36%, -5.69%, -5.21% and -5.29%, respectively. These returns compare to the -6.78% cumulative total return of the Fund’s benchmark, the MSCI BRIC Index (net, USD, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated disappointing absolute returns but outperformed the Index on a relative basis during the Reporting Period. Weak stock selection and a modest overweighting in the poorly performing Russian equity market and weak stock selection and a modest underweighting in the better performing Brazilian equity market detracted most. The Fund benefited from effective stock selection in China and India as well as from having a modest underweight to China and a modest overweight to India.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Chinese automation control systems manufacturer Hollysys Automation Technology, Brazilian insurance and brokerage holding company BB Seguridade and Chinese Internet service company Tencent Holdings.

Hollysys Automation Technology is China’s leading manufacturer of automation control systems, including railway signaling systems. It is not a component of the Index and thus its strong performance during the Reporting Period made it a top contributor to Fund results. The stock outperformed the Index, as market participants focused on its expanding order book in the industrial automation and railway signaling businesses. Its management has guided to robust net profit growth for its fiscal year 2014.

BB Seguridade performed well following better than expected 2013 results and positive 2014 return on equity guidance. The company was able to significantly increase its market share in new pension contribution and insurance premiums by leveraging the existing client base of Banco do Brasil, its parent company.

Tencent Holdings is an Internet service company in China engaged in social networks, web portals, e-commerce and multiplayer online games. Tencent Holdings’ stock performed well during the Reporting Period, as its introduction of a new version of WeChat — its proprietary social messaging platform, saw the monetization of its mobile platform in 2013. Also, subscriber growth for WeChat was strong in both its domestic and overseas markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Brazilian bank Itau, Russian bank Sberbank and Russian retailer Magnit.

Itau detracted from relative results because the Fund held an underweighted position in this strongly performing Brazilian bank. However, we had maintained an underweight exposure to Brazilian banks broadly in the Fund given our concerns related to necessary adjustments at the macro level after the nation’s elections and the effects of the deteriorating asset quality of public sector banks on the industry and the Brazilian economy. Itau, Brazil’s second biggest bank by assets, performed well after reporting stronger than expected fourth quarter 2013 results and raising its 2014 guidance.

PORTFOLIO RESULTS

Sberbank, Russia’s largest bank, and Magnit, Russia’s biggest retailer, performed poorly during the Reporting Period due to heightened tensions in Ukraine and worries around potential sanctions imposed by the West.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Having an overweight to the strongly performing information technology sector boosted the Fund’s results most during the Reporting Period. Effective stock selection in information technology, financials and utilities also contributed positively to the Fund’s performance. In information technology, the Fund’s position in Hollysys Automation Technology, mentioned earlier, was the strongest contributor to relative performance within the sector. In financials, the Fund’s holding in BB Seguridade, already mentioned, was a particularly strong performer. In utilities, a position in Enn Energy, which operates and manages gas pipeline infrastructure and also engages in the sale and distribution of piped and bottled gas in China, was the largest contributor.

Conversely, weak stock selection in the industrials, consumer staples and energy sectors detracted most from the Fund’s performance relative to the Index during the Reporting Period. At an individual stock level, the Fund’s position in Global Trans Investment, a Russian rail freight transportation service provider, was the largest detractor within the industrials sector. Within consumer staples, the Fund’s position in Magnit, mentioned earlier, detracted most from performance during the Reporting Period. In energy, the Fund’s holding in Lukoil, Russia’s second-largest oil company, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We opted to change the Fund’s positioning within the financials sector during the Reporting Period. We eliminated the Fund’s position in BM&F Bovespa, Latin America’s biggest exchange operator. The company had revised its volume guidance for 2014, which we believed would have a significant impact on its profitability, as 80% of its revenues are non-recurrent and depend on volumes. The company also revised its capital expenditures guidance upwards. Further, BM&F Bovespa had an outstanding tax dispute appeal with the authorities, and a potential setback weighed on its stock price. Within China, we trimmed the Fund’s position in Industrial and Commercial Bank of China (“ICBC”), the world’s largest bank by market capitalization and one of the largest commercial banks in China. We trimmed the Fund’s position in the stock to reduce exposure to Chinese banks given headwinds in the form of slower economic growth and competition from Internet finance. Conversely, we established new Fund positions in ICICI Bank and Axis Bank. Both are commercial banks and are the second and third biggest lenders in India, respectively. We believe the banks are well poised to benefit from the prospect of economic recovery and falling interest rates in India, anticipated to be realized later in 2014.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index in health care, consumer discretionary, industrials and information technology increased, and its allocations relative to the Index to financials, energy and telecommunication services decreased.

Resulting from various stock selection decisions, the Fund’s exposure relative to the Index to India and Russia increased, and its allocations relative to the Index to China and more modestly so to Brazil decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to India and Russia and underweighted exposure to Brazil and China relative to the Index.

From a sector perspective, the Fund had overweighted allocations to information technology, consumer discretionary, consumer staples and health care compared to the Index at the end of the Reporting Period. On the same date, the Fund had underweighted exposure to the energy, telecommunication services, financials, utilities and materials

PORTFOLIO RESULTS

sectors and was rather neutrally weighted relative to the Index in the industrials sector.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Eddie Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. The Fund continues to be managed by Alina Chiew, CFA, Managing Director, who has managed the Fund since 2010.

FUND BASICS

BRIC Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI BRIC Index[2]
Class A	-5.36%	-6.78%
Class C	-5.69	-6.78
Institutional	-5.21	-6.78
Class IR	-5.29	-6.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI BRIC Index (net, USD, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-5.23%	10.55%	3.26%	6/30/06
Class C	-1.48	10.96	3.23	6/30/06
Institutional	0.67	12.24	4.42	6/30/06
Class IR	0.55	N/A	-1.54	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.71%	1.97%
Class C	2.45	2.71
Institutional	1.31	1.57
Class IR	1.46	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Tencent Holdings Ltd.	6.8%	Software & Services	China
BB Seguridade Participacoes SA	4.0	Insurance	Brazil
OAO Lukoil ADR	3.2	Energy	Russia
AMBEV SA	3.1	Food, Beverage & Tobacco	Brazil
China Mengniu Dairy Co. Ltd.	3.0	Food, Beverage & Tobacco	China
Vale SA ADR	2.9	Materials	Brazil
Odontoprev SA	2.8	Health Care Equipment & Services	Brazil
ENN Energy Holdings Ltd.	2.7	Utilities	China
Sberbank of Russia	2.6	Banks	Russia
Agricultural Bank of China Ltd. Class H	2.4	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.19%, -0.15%, -0.22%, 0.45%, 0.11% and 0.32%, respectively. These returns compare to the -2.98% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (gross, USD, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated disappointing absolute returns but outperformed the Index on a relative basis during the Reporting Period. Effective stock selection in China, South Korea and India benefited the Fund’s performance most. Having an overweighted allocation to India, which significantly outpaced the Index during the Reporting Period, also boosted the Fund’s results. Such positive contributors were only partially offset by the detracting effect of weak stock selection and allocation positioning in Russia, South Africa and Brazil.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Hanssem, Bajaj Finance and Interpark.

The top individual stock contributor to the Fund’s results during the Reporting Period was Hanssem, which primarily engages in the manufacture and distribution of kitchen and interior furniture. South Korean-listed Hanssem reported strong first quarter 2014 sales revenue growth and gained market share on effective branding and on its strong distribution channel strategy. The company particularly benefited from a shift in consumer behavior toward selecting key brand name products over the non-brand market. In our view, major competitors of Hanssem have not yet been successful reading this change in the market, causing them to lose market share.

Bajaj Finance, a non-banking finance company engaged in consumer finance, small and medium enterprises (“SME”) finance and commercial lending in India, contributed positively to the Fund’s returns. The company reported a strong set of results, performing well in terms of loan growth, margins and asset quality. At the end of the Reporting Period, we continued to like the company’s return ratios and valuations relative to its peers.

Interpark is a South Korea-based on-line retailer operating an Internet-based shopping mall. Its stock performed well during the Reporting Period, as the company reported better than expected results and continued to grow revenues ahead of the industry average.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Magnit, Lukoil and Haier Electronics.

Magnit, Russia’s biggest retailer, and Lukoil, Russia’s second largest oil producer, performed poorly during the Reporting Period due to heightened tensions in Ukraine and worries around potential sanctions imposed by the West.

Haier Electronics is a Hong Kong-based home appliance manufacturer focusing on washing machines and water heaters. Its stock fell after the company posted a decline in its washing machine segment due to a weak macro environment and dampened consumer confidence.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the financials, information technology and consumer discretionary sectors contributed most positively to the Fund’s performance. Having an overweighted allocation to the information technology sector, which significantly outpaced the Index during the Reporting Period, also boosted the Fund’s results. In financials, the Fund’s holding in Bajaj Finance, already mentioned, was the strongest contributor. In information technology, the Fund’s position in Hollysys Automation Technology, China’s leading manufacturer of automation control systems, including railway signaling systems, was an outstanding performer. In consumer discretionary, the Fund’s holding in Hanssem, mentioned earlier, boosted Fund results most.

Conversely, the only two sectors to detract from the Fund’s relative results during the Reporting Period were consumer staples and health care, each primarily driven by weak stock selection. In consumer staples, the Fund’s position in Magnit, already mentioned, was a large detractor from relative returns. In health care, the Fund’s position in Netcare Limited, the largest provider of private health care in South Africa, was the biggest disappointment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity-linked notes and participatory notes to gain exposure to select stocks. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Within the industrials sector in South Korea, we initiated a Fund position in Hanjin Kal, a holding company with subsidiaries in the South Korean travel industry. We believe the company may be a direct beneficiary of strong tourism in South Korea and that its recent restructuring should improve transparency of the company and crystalize its value.

Within the consumer discretionary sector in South Korea, we added to the Fund’s position in Hanssem, mentioned earlier. We increased the Fund’s position in Hanssem because we believe the company has good growth prospects based on what we consider to be its strong brand, focus on superior design and material quality, well diversified business-to-consumer distribution channels and execution capability of its management. Additionally, we expect a recovery in the property market in 2014 to help Hanssem’s performance.

We exited the Fund’s position in Naver, a South Korean information technology company engaged in Internet search engines and online computer games. In Japan, key operational metrics, such as per-user-expenditure, ad rate-per-unit time and number of games launched, were showing signs of a slowdown, prompting us to eliminate the position.

Within the consumer staples sector in Brazil, we trimmed the Fund’s position in beverage company Ambev during the Reporting Period. The company reported lower than expected sales in the fourth quarter of 2013, and we believe it is likely to face both structural deceleration of volume growth and the headwind posed by a proposed excise hike in Brazil.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials, industrials, health care and consumer discretionary increased, and its allocations relative to the Index to energy and telecommunication services decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in India, Colombia, the Philippines and Peru increased, and its allocations relative to the Index to South Africa, South Korea, China and Taiwan decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India, Russia, Peru, Turkey, the Philippines and Indonesia and underweighted exposures to South Africa, South Korea, Taiwan, Malaysia, China and Poland relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer

PORTFOLIO RESULTS

staples, health care, information technology, consumer discretionary, industrials and financials at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, telecommunication services, materials and utilities sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Eddie Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. The Fund continues to be managed by Alina Chiew, CFA, Managing Director, who has managed the Fund since 2010.

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Index[2]
Class A	0.19%	-2.98%
Class B	-0.15	-2.98
Class C	-0.22	-2.98
Institutional	0.45	-2.98
Service	0.11	-2.98
Class IR	0.32	-2.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Index (gross, USD, unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This Index offers an exhaustive representation of the emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.46%	12.18%	7.39%	6.07%	12/15/97
Class B	-5.68	12.38	7.36	6.18	12/15/97
Class C	-1.71	12.62	7.18	5.76	12/15/97
Institutional	0.45	13.92	8.43	6.98	12/15/97
Service	-0.03	13.38	7.89	6.32	12/15/97
Class IR	0.38	N/A	N/A	2.30	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.72%	1.90%
Class B	2.47	2.65
Class C	2.47	2.65
Institutional	1.32	1.50
Service	1.82	2.00
Class IR	1.47	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	3.1	Software & Services	China
Vale SA ADR	2.0	Materials	Brazil
BB Seguridade Participacoes SA	1.9	Insurance	Brazil
Odontoprev SA	1.8	Health Care Equipment & Services	Brazil
OAO Lukoil ADR	1.8	Energy	Russia
Hanssem Co. Ltd.	1.8	Consumer Durables & Apparel	South Korea
PT Bank Central Asia Tbk	1.7	Banks	Indonesia
ENN Energy Holdings Ltd.	1.6	Utilities	China
Airports of Thailand PCL	1.5	Transportation	Thailand

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.45%, 2.03%, 2.61% and 2.58%, respectively. These returns compare to the 2.83% cumulative total return of the Fund’s benchmark, the MSCI Next 11 ex-Iran GDP Weighted Index (net, unhedged, USD) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund only modestly underperformed the Index during the Reporting Period. The Fund’s stock selection in South Korea, Bangladesh and South Vietnam detracted most. Having underweighted allocations to South Vietnam and Bangladesh, which each significantly outpaced the Index during the Reporting Period, also hurt. Such detractors were only partially offset by the positive contributions of effective stock selection in Mexico, Nigeria and Pakistan.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Square Pharmaceuticals, Turkiye Halk Bank and Commercial International Bank.

Square Pharmaceuticals is an industry leader in Bangladesh. It was a significant detractor from the Fund’s results during the Reporting Period, as the Fund was underweight this stock, and its shares rallied robustly. The company reported third quarter 2013 earnings results that showed its net profit after tax had increased significantly compared to the same quarter the previous year. These strong results were driven by revenue growth, lower cost of sales and higher operating efficiency.

Turkiye Halk Bank, a Turkish bank, saw its share decline driven by political instability in Turkey.

Commercial International Bank is a financial company based in Egypt. It detracted from the Fund’s relative results because the Fund held an underweight position in its stock, and the stock rallied in response to greater political stability in Egypt, as the military government maintained power and benefited from the financial support of Saudi Arabia. Commercial International Bank is a sizable constituent of the Index.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Turkiye IS Bankasi, Infraestructura Energetica Nova (“IENova”) and Engro.

Turkiye IS Bankasi, Turkey’s first public bank and one of the largest financial institutions in the country, was the top contributor to the Fund’s relative results during the Reporting Period. The stock declined during the Reporting Period, but the Fund held an underweighted position in Turkiye IS Bankasi when its stock price dipped amidst Turkey’s political instability. We subsequently increased the Fund’s position in Turkiye IS Bankasi as its valuation became more attractive in our view.

IENova develops, builds and operates energy infrastructure in Mexico. A series of reforms widely anticipated to impact the energy sector were being pushed by Mexico’s Congress, and as many investors believed IENova is likely to benefit from post-reform projects in 2015, creating new growth opportunities, its stock rallied sharply.

Engro, a conglomerate based in Pakistan that produces fertilizer, performed well after the company and other industry players entered into long-term gas supply agreements with the field operators that are expected to ensure long-term gas supply from fields to fertilizer plants.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the financials and consumer discretionary sectors detracted most from the Fund’s performance during the Reporting Period. Having an underweighted allocation to health care, which outpaced the Index during the Reporting Period, also hurt. Notable individual drivers of underperformance in the financials sector were holdings in the banks industry. The Fund’s holding in Turkey’s Turkiye Halk Bank and its exposure to Egypt’s Commercial International Bank, each already mentioned, were the largest detractors from performance. In consumer discretionary, holdings in the retail industry hurt most, with a position in South Korea’s Hyundai Department Store especially disappointing. A position in Hyundai Motor was another detractor.

Conversely, strong stock selection within consumer staples, information technology and energy contributed most positively to the Fund’s performance. In consumer staples, holdings within the food and beverage industry performed particularly well, with Indonesian cigarette manufacturer Gudang Garam and Egyptian tobacco company Eastern Company boosting results. In information technology, holdings within the semiconductor industry helped most, with South Korea’s SK Hynix and Seoul Semiconductor especially strong performers. In energy, a position in Pakistan Oilfields was the largest individual contributor to relative returns. A holding in SK Innovation, a South Korean company, was also a strong performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In Egypt, we added shares of Commercial International Bank to bring the underweight position in its stock, held earlier in the Reporting Period, closer to a neutral position relative to the Index. We trimmed the Fund’s position in Telecom Egypt, which had performed well, in order to fund the position.

We eliminated the Fund’s position in NCSoft, a South Korea-based online video and mobile game development company.

We liked NCSoft when it decided to float one of its games, Blade and Soul, in the Chinese market despite some failures from similar trials in China several years ago. Because of Blade and Soul’s improved game content and the strong marketing power of NCSoft’s publisher, Tencent, the initial results were promising. However, we remained cautious to interpret this data, as stock prices and investor sentiment for game makers are often highly influenced by the performance of new games. As evidenced by its declining user base, Blade and Soul’s spectacular launch did not last long and its user traffic declined. We thus sold the Fund’s position in NCSoft and reallocated some of the proceeds to Orion, an entertainment and sports business. In our view, Orion’s stock was attractively valued at the time of purchase.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials and materials increased, and its allocations relative to the Index to industrials, consumer staples and information technology decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Nigeria increased modestly, and its exposure relative to the Index in the Philippines decreased modestly.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was relatively neutrally weighted to the Index in all of the country components of the Index.

From a sector allocation perspective, the Fund had an overweighted position relative to the Index in materials at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the industrials and consumer staples sectors and rather neutral positions relative to the Index in the financials, consumer discretionary, utilities, telecommunication services, energy, health care and information technology sectors at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

N-11 Equity Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI Next 11 ex-Iran GDP Weighted Index[2]
Class A	2.45%	2.83%
Class C	2.03	2.83
Institutional	2.61	2.83
Class IR	2.58	2.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the MSCI Next 11 ex-Iran GDP Weighted Index (net, unhedged, USD). The MSCI Next 11 ex-Iran GDP Weighted Index comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A	-9.91%	1.31%	2/28/11
Class C	-6.31	2.40	2/28/11
Institutional	-4.24	3.59	2/28/11
Class IR	-4.46	3.43	2/28/11

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	2.12%
Class C	2.48	2.87
Institutional	1.34	1.73
Class IR	1.48	1.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	6.3%	Semiconductors & Semiconductor Equipment	South Korea
America Movil SAB de CV Series L ADR	4.1	Telecommunication Services	Mexico
Commercial International Bank Egypt SAE	2.5	Banks	Egypt
Grupo Financiero Banorte SAB de CV Class O	2.3	Banks	Mexico
Cemex SAB de CV ADR	2.2	Materials	Mexico
Hyundai Motor Co.	1.8	Automobiles & Components	South Korea
Fomento Economico Mexicano SAB de CV ADR	1.7	Food, Beverage & Tobacco	Mexico
Oil & Gas Development Co. Ltd.	1.7	Energy	Pakistan
PT Bank Central Asia Tbk	1.6	Banks	Indonesia
Wal-Mart de Mexico SAB de CV Series V	1.6	Food & Staples Retailing	Mexico

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Canada – 1.8%
55,163	Canadian Solar, Inc. (Semiconductors & Semiconductor Equipment)*	$1,496,020

China – 28.9%
678,000	Baoxin Auto Group Ltd. (Retailing)	513,553
645,000	Bloomage Biotechnology Corp. Ltd. (Materials)	1,740,227
5,065,000	China Cinda Asset Management Co. Ltd. Class H (Diversified Financials)*	2,554,371
1,340,110	China Construction Bank Corp. Class H (Banks)	927,857
1,397,500	China Hongqiao Group Ltd. (Materials)	956,726
220,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,132,149
830,800	China Petroleum & Chemical Corp. Class H (Energy)	737,548
12,794	Ctrip.com International Ltd. ADR (Retailing)*	597,992
276,000	ENN Energy Holdings Ltd. (Utilities)	1,930,431
620,000	Hilong Holding Ltd. (Energy)	323,951
95,364	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	2,041,743
1,026,000	Huadian Fuxin Energy Corp. Ltd. Class H (Utilities)	479,762
4,316,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	2,579,268
50,377	JinkoSolar Holding Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)*	1,355,141
846,000	PetroChina Co. Ltd. Class H (Energy)	976,094
32,506	Qunar Cayman Islands Ltd. ADR (Retailing)*	802,898
224,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	760,181
134,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	462,320
31,200	Tencent Holdings Ltd. (Software & Services)	1,964,350
5,176	Vipshop Holdings Ltd. ADR (Retailing)*	725,623

		23,562,185

Hong Kong – 9.5%
204,436	AIA Group Ltd. (Insurance)	994,294
682,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	1,053,994
38,000	Cheung Kong Holdings Ltd. (Real Estate)	648,940
139,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	1,097,290

Common Stocks – (continued)
Hong Kong – (continued)
210,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)	$516,572
73,000	Hutchison Whampoa Ltd. (Capital Goods)	1,001,524
508,000	Paradise Entertainment Ltd. (Consumer Services)*	379,163
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
1,972,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,547,582
38,555	Sun Hung Kai Properties Ltd. (Real Estate)	486,489

		7,725,848

India – 11.1%
34,842	Axis Bank Ltd. (Banks)	884,319
17,196	Bajaj Finance Ltd. (Diversified Financials)	533,115
1,503	Bosch Ltd. (Automobiles & Components)	262,582
6,866	Gillette India Ltd. (Household & Personal Products)	216,572
28,785	HCL Technologies Ltd. (Software & Services)	669,838
38,034	ICICI Bank Ltd. (Banks)	784,184
79,146	Indiabulls Housing Finance Ltd. (Banks)	392,830
35,176	IndusInd Bank Ltd. (Banks)	287,212
92,698	Just Dial Ltd. (Software & Services)*	1,815,846
14,087	Monsanto India Ltd. (Materials)	404,860
91,495	Prestige Estates Projects Ltd. (Real Estate)	258,464
77,683	Siemens Ltd. (Capital Goods)	894,249
71,160	Sobha Developers Ltd. (Real Estate)	439,570
102,734	Thermax Ltd. (Capital Goods)	1,250,641

		9,094,282

Indonesia – 4.1%
375,300	PT Bank Central Asia Tbk (Banks)	357,435
118,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	578,113
5,757,500	PT Media Nusantara Citra Tbk (Media)	1,357,410
1,397,500	PT Vale Indonesia Tbk (Materials)	430,468
3,199,000	PT Wijaya Karya Persero Tbk (Capital Goods)	628,959

		3,352,385

Malaysia – 2.5%
239,400	Gamuda Bhd (Capital Goods)	338,396
73,100	Public Bank Bhd (Banks)	451,254
1,837,500	Tune Ins Holdings Bhd (Insurance)*	1,226,523

		2,016,173

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Philippines – 5.6%
5,230,200	Emperador, Inc. (Software & Services)*	$1,494,053
2,067,100	Lafarge Republic, Inc. (Materials)	466,466
12,506,000	Megaworld Corp. (Real Estate)	1,309,383
397,260	Universal Robina Corp. (Food, Beverage & Tobacco)	1,304,508

		4,574,410

Singapore – 5.5%
620,000	CapitaCommercial Trust (REIT)	793,443
83,230	DBS Group Holdings Ltd. (Banks)	1,127,531
327,000	Pacc Offshore Services Holdings Ltd. (Energy)*	301,256
16,879,000	SIIC Environment Holdings Ltd. (Utilities)*	2,261,614

		4,483,844

South Korea – 19.0%
23,620	CJ CGV Co. Ltd. (Media)	1,101,224
10,650	Grand Korea Leisure Co. Ltd. (Consumer Services)	445,353
43,230	Hana Financial Group, Inc. (Banks)	1,525,418
53,210	Hanjin Kal Corp. (Transportation)*	1,142,429
923	Hanssem Co. Ltd. (Consumer Durables & Apparel)	75,517
25,170	Hyundai Development Co. – Engineering & Construction (Capital Goods)	721,638
18,780	Industrial Bank of Korea (Banks)	231,319
55,271	Industrial Bank of Korea GDR (Banks)(a)	680,788
48,247	Jinsung T.E.C. Co. Ltd. (Capital Goods)	322,031
25,325	Kia Motors Corp. (Automobiles & Components)	1,405,087
12,390	Kolon Industries, Inc. (Materials)	822,563
20,780	KONA I Co. Ltd. (Technology Hardware & Equipment)	776,150
34,950	KT Corp. (Telecommunication Services)	1,114,001
17,850	KT Skylife Co. Ltd. (Media)	417,967
2,610	NHN Entertainment Corp. (Software & Services)*	213,508
1,749	POSCO Chemtech Co. Ltd. (Materials)	252,645
1,663	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,168,487
16,504	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	664,325
29,030	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	1,131,981

Common Stocks – (continued)
South Korea – (continued)
31,700	Wonik IPS Co. Ltd. (Semiconductors & Semiconductor Equipment)*	$317,479

		15,529,910

Taiwan – 8.6%
337,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	577,197
192,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)*	420,164
14,000	Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	581,504
215,600	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	619,195
34,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	532,780
68,899	PChome Online, Inc. (Software & Services)	473,688
130,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)*	1,078,187
703,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,763,666

		7,046,381

Thailand – 1.1%
149,600	Airports of Thailand PCL (Transportation)	903,473

TOTAL INVESTMENTS – 97.7%
(Cost $78,444,985)		$79,784,911

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		1,843,249

NET ASSETS – 100.0%		$81,628,160

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $680,788, which represents approximately 0.8% of net assets as of April 30, 2014.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BRIC FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 94.2%
Brazil – 20.2%
739,432	AMBEV SA (Food, Beverage & Tobacco)	$5,405,423
600,407	BB Seguridade Participacoes SA (Insurance)	7,036,051
110,915	BRF SA (Food, Beverage & Tobacco)	2,512,034
202,528	CETIP SA – Mercados Organizados (Diversified Financials)	2,580,478
1,231,390	Odontoprev SA (Health Care Equipment & Services)	4,942,680
134,000	Petroleo Brasileiro SA ADR (Energy)	1,859,920
99,348	Qualicorp SA (Health Care Equipment & Services)*	965,521
98,239	Totvs SA (Software & Services)	1,604,163
233,138	Vale SA (Materials)	3,074,003
387,143	Vale SA ADR (Materials)	5,118,030

		35,098,303

China – 33.1%
322,500	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	1,805,784
10,008,800	Agricultural Bank of China Ltd. Class H (Banks)	4,211,510
5,272,360	China Construction Bank Corp. Class H (Banks)	3,650,443
1,005,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	5,171,863
396,000	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	1,245,070
2,280,400	China Petroleum & Chemical Corp. Class H (Energy)	2,024,439
14,726	Ctrip.com International Ltd. ADR (Retailing)*	688,293
678,000	ENN Energy Holdings Ltd. (Utilities)	4,742,146
692,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	3,148,102
342,000	Haitian International Holdings Ltd. (Capital Goods)	688,999
345,000	Hengan International Group Co. Ltd. (Household & Personal Products)	3,637,010
177,644	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	3,803,358
3,883,050	Industrial & Commercial Bank of China Ltd. Class H (Banks)	2,320,193
1,808,000	PetroChina Co. Ltd. Class H (Energy)	2,086,026
358,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	1,216,628
429,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,480,115

Common Stocks – (continued)
China – (continued)
97,068	TAL Education Group ADR (Consumer Services)*	$2,147,144
187,200	Tencent Holdings Ltd. (Software & Services)	11,786,102
560,000	Zhuzhou CSR Times Electric Co. Ltd. Class H (Capital Goods)	1,646,779

		57,500,004

Cyprus – 0.4%
82,645	Globaltrans Investment PLC GDR (Transportation)	787,660

Hong Kong – 5.0%
208,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	1,641,989
849,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)	2,088,425
911,000	Shimao Property Holdings Ltd. (Real Estate)	1,806,432
3,920,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,076,330

		8,613,176

India – 20.9%
121,297	Axis Bank Ltd. (Banks)	3,078,617
77,777	Bajaj Finance Ltd. (Diversified Financials)	2,411,261
13,529	Bosch Ltd. (Automobiles & Components)	2,363,588
75,719	CRISIL Ltd. (Diversified Financials)	1,629,876
23,839	Gillette India Ltd. (Household & Personal Products)	751,947
28,112	Grasim Industries Ltd. GDR (Materials)	1,220,612
110,382	HCL Technologies Ltd. (Software & Services)	2,568,633
191,839	HDFC Bank Ltd. (Banks)	2,397,100
36,393	Hero MotoCorp Ltd. (Automobiles & Components)	1,330,829
106,861	ICICI Bank Ltd. (Banks)	2,203,258
192,499	IndusInd Bank Ltd. (Banks)	1,571,751
143,534	Just Dial Ltd. (Software & Services)*	2,811,664
37,328	Oracle Financial Services Software Ltd. (Software & Services)*	1,856,900
540,992	Prestige Estates Projects Ltd. (Real Estate)	1,528,245
169,052	Siemens Ltd. (Capital Goods)	1,946,045
227,476	Sobha Developers Ltd. (Real Estate)	1,405,166
293,415	Thermax Ltd. (Capital Goods)	3,571,914
365,607	Titan Co. Ltd. (Consumer Durables & Apparel)	1,640,769

		36,288,175

Russia – 14.6%
1,441,707	Alrosa AO (Materials)	1,489,813

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
550,052	OAO Gazprom ADR (Energy)	$3,975,191
105,968	OAO Lukoil ADR (Energy)	5,609,889
958,916	OAO Moscow Exchange MICEX-RTS (Diversified Financials)	1,422,149
358,906	OAO Rosneft GDR (Energy)	2,256,478
88,190	DIXY Group OJSC (Food & Staples Retailing)*	736,458
19,812	OJSC Magnit (Food & Staples Retailing)	3,934,826
45,056	OJSC Mobile Telesystems (Telecommunication Services)	327,141
61,623	OJSC Mobile Telesystems ADR (Telecommunication Services)	1,032,801
2,241,247	Sberbank of Russia (Banks)*	4,573,664

		25,358,410

TOTAL COMMON STOCKS
(Cost $163,018,190)		$163,645,728

Preferred Stocks – 4.0%
Brazil – 4.0%
233,068	Banco Bradesco SA (Banks)	$3,469,235
43,860	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Food & Staples Retailing)	2,075,224
90,069	Itau Unibanco Holding SA (Banks)	1,486,507

TOTAL PREFERRED STOCKS
(Cost $6,907,880)		$7,030,966

Exchange Traded Fund – 1.4%
United States – 1.4%
67,949	iShares China Large-Cap Fund	$2,373,459
(Cost $2,367,540)

Units	Description	Expiration Month	Value
Right – 0.0%
Brazil – 0.0%
1,034	AMBEV SA (Food, Beverage & Tobacco)*	05/29	$116
(Cost $0)

TOTAL INVESTMENTS – 99.6%
(Cost $172,293,610)			$173,050,269

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			756,570

NET ASSETS – 100.0%			$173,806,839

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 96.4%
Brazil – 10.9%
350,913	AMBEV SA (Food, Beverage & Tobacco)	$2,565,257
554,095	BB Seguridade Participacoes SA (Insurance)	6,493,330
105,274	BRF SA (Food, Beverage & Tobacco)	2,384,275
230,938	CETIP SA – Mercados Organizados (Diversified Financials)	2,942,459
117,242	Multiplus SA (Media)	1,500,130
1,569,846	Odontoprev SA (Health Care Equipment & Services)	6,301,209
357,234	Qualicorp SA (Health Care Equipment & Services)*	3,471,807
97,542	Sao Martinho SA (Food, Beverage & Tobacco)	1,461,107
216,113	Totvs SA (Software & Services)	3,528,949
536,411	Vale SA ADR (Materials)	7,091,353

		37,739,876

Chile – 0.7%
31,817	Banco de Chile ADR (Banks)	2,461,681

China – 13.8%
309,500	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	1,732,993
5,829,000	Agricultural Bank of China Ltd. Class H (Banks)	2,452,731
575,000	Bloomage Biotechnology Corp. Ltd. (Materials)	1,551,365
873,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	4,492,573
24,611	Ctrip.com International Ltd. ADR (Retailing)*	1,150,318
802,000	ENN Energy Holdings Ltd. (Utilities)	5,609,441
754,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	3,430,157
773,000	Haitian International Holdings Ltd. (Capital Goods)	1,557,300
411,000	Hengan International Group Co. Ltd. (Household & Personal Products)	4,332,785
204,134	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	4,370,509
598,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	2,031,108
154,725	TAL Education Group ADR (Consumer Services)*	3,422,517
169,800	Tencent Holdings Ltd. (Software & Services)	10,690,599
6,459	Vipshop Holdings Ltd. ADR (Retailing)*	905,487

		47,729,883

Common Stocks – (continued)
Colombia – 0.9%
63,329	Banco de Bogota SA (Banks)	$2,285,838
1,169,519	Grupo Aval Acciones y Valores (Banks)	794,143

		3,079,981

Cyprus – 0.2%
84,136	Globaltrans Investment PLC GDR (Transportation)	801,870

Georgia – 0.8%
66,513	Bank of Georgia Holdings PLC (Banks)	2,925,435

Hong Kong – 2.9%
2,952,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,237,165
207,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	1,634,095
673,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)	1,655,489
4,144,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,252,120
808,000	Vinda International Holdings Ltd. (Household & Personal Products)	1,183,268

		9,962,137

India – 12.0%
156,615	Axis Bank Ltd. (Banks)	3,975,017
149,122	Bajaj Finance Ltd. (Diversified Financials)	4,623,116
12,269	Bosch Ltd. (Automobiles & Components)	2,143,459
38,948	Gillette India Ltd. (Household & Personal Products)	1,228,526
38,890	Grasim Industries Ltd. GDR (Materials)	1,688,589
61,422	HCL Technologies Ltd. (Software & Services)	1,429,314
191,403	ICICI Bank Ltd. (Banks)	3,946,344
361,281	Indiabulls Housing Finance Ltd. (Banks)	1,793,168
262,032	IndusInd Bank Ltd. (Banks)	2,139,487
170,282	Just Dial Ltd. (Software & Services)*	3,335,626
41,000	Monsanto India Ltd. (Materials)	1,178,338
27,509	Oracle Financial Services Software Ltd. (Software & Services)*	1,368,449
692,389	Prestige Estates Projects Ltd. (Real Estate)	1,955,925
276,028	Siemens Ltd. (Capital Goods)	3,177,501
443,907	Sobha Developers Ltd. (Real Estate)	2,742,106
290,979	Thermax Ltd. (Capital Goods)	3,542,259
299,346	Titan Co. Ltd. (Consumer Durables & Apparel)	1,343,403

		41,610,627

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 3.9%
6,219,000	PT Bank Central Asia Tbk (Banks)	$5,922,962
9,144,500	PT Media Nusantara Citra Tbk (Media)	2,155,942
6,767,200	PT Surya Citra Media Tbk (Media)	1,845,833
866,500	PT Unilever Indonesia Tbk (Household & Personal Products)	2,201,407
7,865,300	PT Wijaya Karya Persero Tbk (Capital Goods)	1,546,405

		13,672,549

Malaysia – 1.7%
288,900	Public Bank Bhd (Banks)	1,783,411
4,145,300	Tune Ins Holdings Bhd (Insurance)*	2,766,969
2,013,400	UEM Sunrise Bhd (Real Estate)	1,421,626

		5,972,006

Mexico – 5.3%
1,013,476	Alsea SAB de CV (Consumer Services)	3,500,715
1,974,610	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	4,051,024
1,645,878	Compartamos SAB de CV (Diversified Financials)	2,883,455
408,600	Infraestructura Energetica Nova SAB de CV (Utilities)	2,127,522
963,468	Mexichem SAB de CV (Materials)	3,585,734
156,100	Promotora y Operadora de Infraestructura SAB de CV (Capital Goods)*	2,181,838

		18,330,288

Netherlands – 0.5%
41,891	OCI (Capital Goods)*	1,791,471

Peru – 2.6%
1,370,057	BBVA Banco Continental SA (Banks)	2,664,474
32,500	Credicorp Ltd. (Banks)	4,850,625
50,866	Intercorp Financial Services, Inc. (Banks)	1,627,712

		9,142,811

Philippines – 2.5%
13,805,500	Emperador, Inc. (Software & Services)*	3,943,664
21,601,000	Megaworld Corp. (Real Estate)	2,261,634
696,240	Universal Robina Corp. (Food, Beverage & Tobacco)	2,286,288

		8,491,586

Poland – 0.6%
33,766	Bank Pekao SA (Banks)	2,167,116

Russia – 7.3%
2,207,955	Alrosa AO (Materials)	2,281,629
232,482	OAO Gazprom ADR (Energy)	1,680,133

Common Stocks – (continued)
Russia – (continued)
119,025	OAO Lukoil ADR (Energy)	$6,301,119
1,615,441	OAO Moscow Exchange MICEX-RTS (Diversified Financials)	2,395,829
451,678	OAO Rosneft GDR (Energy)	2,839,745
111,310	OJSC DIXY Group (Food & Staples Retailing)*	929,529
16,556	OJSC Magnit (Food & Staples Retailing)	3,288,157
112,241	OJSC Mobile Telesystems (Telecommunication Services)	814,955
60,841	OJSC Mobile Telesystems ADR (Telecommunication Services)	1,019,695
447,997	Sberbank of Russia ADR (Banks)*	3,773,959

		25,324,750

South Africa – 3.1%
298,955	JSE Ltd. (Diversified Financials)	2,742,185
754,047	Nampak Ltd. (Materials)	2,813,093
754,504	PPC Ltd. (Materials)	2,195,247
144,361	Santam Ltd. (Insurance)	2,914,709

		10,665,234

South Korea – 11.8%
36,360	CJ CGV Co. Ltd. (Media)	1,695,195
22,340	Grand Korea Leisure Co. Ltd. (Consumer Services)	934,196
93,360	Hana Financial Group, Inc. (Banks)	3,294,310
212,370	Hanjin Kal Corp. (Transportation)*	4,559,625
75,140	Hanssem Co. Ltd. (Consumer Durables & Apparel)	6,147,706
337,069	Industrial Bank of Korea GDR (Banks)(a)	4,151,774
87,406	Kia Motors Corp. (Automobiles & Components)	4,849,480
46,860	KONA I Co. Ltd. (Technology Hardware & Equipment)	1,750,259
82,740	KT Corp. (Telecommunication Services)	2,637,266
3,411	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,447,811
68,038	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,738,689
98,890	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	3,856,066

		41,062,377

Taiwan – 8.9%
1,007,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,724,739
671,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)*	1,468,387

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
73,000	Hermes Microvision, Inc. (Semiconductors & Semiconductor Equipment)	$3,032,127
901,963	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	2,590,403
133,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,084,110
403,000	PChome Online, Inc. (Software & Services)	2,770,666
203,000	President Chain Store Corp. (Food & Staples Retailing)	1,510,547
477,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)*	3,956,116
2,963,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	11,646,157

		30,783,252

Thailand – 2.4%
864,400	Airports of Thailand PCL (Transportation)	5,220,336
530,200	Kasikornbank PCL NVDR (Banks)	3,145,242

		8,365,578

Turkey – 3.6%
542,831	Aselsan Elektronik Sanayi Ve Ticaret AS (Capital Goods)	2,417,054
200,446	BIM Birlesik Magazalar AS (Food & Staples Retailing)	4,640,039
229,561	TAV Havalimanlari Holding AS (Transportation)	1,843,183
457,619	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	3,506,884

		12,407,160

TOTAL COMMON STOCKS
(Cost $310,965,122)		$334,487,668

Preferred Stocks – 1.5%
Brazil – 0.8%
54,826	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Food & Staples Retailing)	$2,594,077

Colombia – 0.7%
3,508,557	Grupo Aval Acciones y Valores (Banks)	2,373,370

TOTAL PREFERRED STOCKS
(Cost $4,571,254)		$4,967,447

Exchange Traded Funds – 1.7%
United States – 1.7%
74,353	iShares MSCI South Korea Capped Fund	$4,650,780
91,630	iShares MSCI Taiwan Fund	1,341,464

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,046,982)		$5,992,244

Units	Description	Expiration Month	Value
Right – 0.0%
Brazil – 0.0%
491	AMBEV SA (Food, Beverage & Tobacco)*	05/14	$55
(Cost $0)

TOTAL INVESTMENTS – 99.6%
(Cost $321,583,358)			$345,447,414

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			1,487,039

NET ASSETS – 100.0%			$346,934,453

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,151,774, which represents approximately 1.2% of net assets as of April 30, 2014.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Bangladesh – 2.9%
1,026,000	GrameenPhone Ltd. (Telecommunication Services)	$3,547,374
5,553,454	Islami Bank Bangladesh Ltd. (Banks)	1,882,163
1,544,379	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,606,334
1,891,775	Titas Gas Transmission & Distribution Co. Ltd. (Energy)	1,915,813

		12,951,684

Egypt – 6.8%
2,034,620	Commercial International Bank Egypt SAE (Banks)	10,919,379
946,193	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	4,770,187
34,561	Eastern Tobacco (Food, Beverage & Tobacco)	823,638
3,059,775	Global Telecom Holding (Telecommunication Services)*	2,266,160
860,304	Global Telecom Holding GDR (Telecommunication Services)*	3,205,340
93,285	Oriental Weavers (Consumer Durables & Apparel)*	648,963
3,971,215	Talaat Moustafa Group (Real Estate)	5,072,012
972,013	Telecom Egypt Co. (Telecommunication Services)	2,062,163

		29,767,842

Indonesia – 14.3%
9,311,100	PT Astra International Tbk (Automobiles & Components)	5,999,070
7,281,800	PT Bank Central Asia Tbk (Banks)	6,935,170
6,832,500	PT Bank Mandiri (Persero) Tbk (Banks)	5,837,798
7,285,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	3,044,728
5,609,000	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	4,816,759
15,282,600	PT Bumi Serpong Damai (Real Estate)	2,070,355
2,255,000	PT Charoen Pokphand Indonesia Tbk (Food, Beverage & Tobacco)	737,336
9,049,400	PT Global Mediacom Tbk (Media)	1,717,786
523,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	2,562,314
251,500	PT Indo Tambangraya Megah Tbk (Energy)	555,886
1,054,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	2,000,379
3,867,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	2,365,875
5,341,435	PT Jasa Marga (Persero) Tbk (Transportation)	2,729,006
14,537,400	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	1,947,012

Common Stocks – (continued)
Indonesia – (continued)
1,867,200	PT Matahari Department Store Tbk (Retailing)*	$2,426,131
7,316,500	PT Media Nusantara Citra Tbk (Media)	1,724,966
9,739,500	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	4,498,226
2,450,500	PT Semen Indonesia (Persero) Tbk (Materials)	3,159,166
1,255,500	PT Tambang Batubara Bukit Asam (Persero) Tbk (Energy)	1,074,851
23,787,800	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	4,675,506
3,193,900	PT Tower Bersama Infrastructure Tbk (Telecommunication Services)	1,799,112

		62,677,432

Mexico – 22.5%
1,904,500	Alfa SAB de CV Class A (Capital Goods)	5,015,002
500,800	Alpek SA de CV (Materials)	861,287
280,881	Alsea SAB de CV (Consumer Services)	970,210
904,048	America Movil SAB de CV Series L ADR (Telecommunication Services)	18,153,284
437,500	Arca Continental SAB de CV (Food, Beverage & Tobacco)	2,787,640
481,200	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	987,209
756,806	Cemex SAB de CV ADR (Materials)*	9,566,028
264,854	Coca-Cola Femsa SAB de CV Series L (Food, Beverage & Tobacco)	2,958,534
1,792,053	Compartamos SAB de CV (Diversified Financials)	3,139,543
183,400	El Puerto de Liverpool SAB de CV (Retailing)	1,888,707
83,900	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	7,615,603
755,772	Genomma Lab Internacional SAB de CV Class B (Pharmaceuticals, Biotechnology & Life Sciences)*	1,915,606
132,722	Gruma SAB de CV Class B (Food, Beverage & Tobacco)*	1,172,537
208,873	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	2,555,762
1,532,715	Grupo Financiero Banorte SAB de CV Class O (Banks)	10,160,889
1,188,700	Grupo Financiero Inbursa SAB de CV Class O (Banks)	3,040,179
2,060,994	Grupo Mexico SAB de CV Series B (Materials)	6,189,559
198,618	Grupo Televisa SAB ADR (Media)	6,516,657
51,205	Industrias Penoles SAB de CV (Materials)	1,191,910

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)
469,700	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	$1,221,035
1,139,670	Mexichem SAB de CV (Materials)	4,241,504
2,736,494	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	6,919,281

		99,067,966

Nigeria – 4.8%
1,261,700	Dangote Cement PLC (Materials)	1,778,145
8,623,629	FBN Holdings PLC (Banks)	761,794
25,150,056	Guaranty Trust Bank PLC (Banks)	4,108,086
472,200	Guinness Nigeria PLC (Food, Beverage & Tobacco)	517,318
3,245,415	Intercontinental Wapic Insurance PLC (Insurance)*	14,545
1,711,583	Lafarge Cement WAPCO Nigeria PLC (Materials)	1,158,016
678,974	Lekoil Ltd. (Energy)*	733,683
389,664	Nestle Nigeria PLC (Food, Beverage & Tobacco)	2,522,568
4,079,589	Nigerian Breweries PLC (Food, Beverage & Tobacco)	3,809,140
187,387	SEPLAT Petroleum Development Co. PLC (Energy)*	754,576
14,519,431	United Bank for Africa PLC (Banks)	610,918
31,087,091	Zenith Bank PLC (Banks)	4,406,299

		21,175,088

Pakistan – 5.4%
361,500	DG Khan Cement Co. Ltd. (Materials)	323,074
921,133	Engro Corp. Ltd. (Materials)*	1,854,685
120,743	Engro Fertilizers Ltd. (Materials)*	81,454
2,958,500	Fatima Fertilizer Co. Ltd. (Materials)	969,572
619,300	Fauji Fertilizer Co. Ltd. (Materials)	712,336
1,945,667	MCB Bank Ltd. (Banks)	5,574,686
2,871,100	Oil & Gas Development Co. Ltd. (Energy)	7,341,169
275,700	Pakistan Oilfields Ltd. (Energy)	1,486,843
446,920	Pakistan Petroleum Ltd. (Energy)	1,052,768
1,824,000	The HUB Power Co. Ltd. (Utilities)	1,062,043
1,881,400	United Bank Ltd. (Banks)	3,503,428

		23,962,058

Philippines – 4.1%
949,900	Aboitiz Power Corp. (Utilities)	777,682
191,240	Ayala Corp. (Diversified Financials)	2,682,721
4,970,900	Ayala Land, Inc. (Real Estate)	3,368,636
440,792	Bank of the Philippine Islands (Banks)	898,535
316,760	BDO Unibank, Inc. (Banks)	628,650
2,950,900	Energy Development Corp. (Utilities)	370,410
20,270	Globe Telecom, Inc. (Telecommunication Services)	753,648
9,036,000	Megaworld Corp. (Real Estate)	946,073

Common Stocks – (continued)
Philippines – (continued)
6,302,100	Metro Pacific Investments Corp. (Diversified Financials)	$719,025
598,988	Metropolitan Bank & Trust Co. (Banks)*	1,140,775
7,340	Philippine Long Distance Telephone Co. (Telecommunication Services)	474,471
67,657	SM Investments Corp. (Capital Goods)	1,102,897
6,814,700	SM Prime Holdings, Inc. (Real Estate)	2,501,697
471,430	Universal Robina Corp. (Food, Beverage & Tobacco)	1,548,065

		17,913,285

South Korea – 23.3%
28,710	CJ CGV Co. Ltd. (Media)	1,338,533
4,256	Daelim Industrial Co. Ltd. (Capital Goods)	347,281
7,170	Doosan Heavy Industries & Construction Co. Ltd. (Capital Goods)	242,355
3,600	E-Mart Co. Ltd. (Food & Staples Retailing)	823,199
32,540	Grand Korea Leisure Co. Ltd. (Consumer Services)	1,360,732
9,380	GS Holdings (Energy)	437,709
107,450	Hana Financial Group, Inc. (Banks)	3,791,491
18,522	Hyundai Department Store Co. Ltd. (Retailing)	2,388,459
29,317	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	1,587,218
7,671	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	1,442,256
6,520	Hyundai Mipo Dockyard (Capital Goods)	890,140
5,968	Hyundai Mobis (Automobiles & Components)	1,704,959
35,766	Hyundai Motor Co. (Automobiles & Components)	7,974,621
9,504	Hyundai Wia Corp. (Automobiles & Components)	1,567,025
126,780	KB Financial Group, Inc. (Banks)	4,336,993
78,018	Kia Motors Corp. (Automobiles & Components)	4,328,613
13,940	Kolon Industries, Inc. (Materials)	925,466
16,440	Korea Electric Power Corp. (Utilities)	628,580
5,055	Korea Gas Corp. (Utilities)*	302,727
53,760	KT Corp. (Telecommunication Services)	1,713,553
21,043	Kumho Petro Chemical Co. Ltd. (Materials)	1,784,329
9,372	LG Chem Ltd. (Materials)	2,392,284
38,096	LG Electronics, Inc. (Consumer Durables & Apparel)	2,537,421
4,191	LG Household & Health Care Ltd. (Household & Personal Products)	1,919,046

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
10,818	Lotte Chemical Corp. (Materials)	$1,712,515
2,296	NAVER Corp. (Software & Services)	1,653,388
2,566	Orion Corp. (Food, Beverage & Tobacco)	1,960,516
11,572	POSCO (Materials)	3,418,697
44,434	Samsung C&T Corp. (Capital Goods)	2,794,354
21,126	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	27,547,482
7,178	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,704,996
11,900	Samsung Life Insurance Co. Ltd. (Insurance)	1,107,537
75,520	Shinhan Financial Group Co. Ltd. (Banks)	3,296,329
14,389	SK Holdings Co. Ltd. (Capital Goods)	2,552,326
122,090	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	4,760,714
10,859	SK Innovation Co. Ltd. (Energy)	1,244,001
8,434	SK Telecom Co. Ltd. (Telecommunication Services)	1,746,302

		102,264,147

Turkey – 10.9%
748,307	Akbank TAS (Banks)	2,627,095
210,066	Aselsan Elektronik Sanayi Ve Ticaret AS (Capital Goods)	935,357
239,613	Aygaz AS (Utilities)	992,009
215,988	BIM Birlesik Magazalar AS (Food & Staples Retailing)	4,999,814
2,479,420	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	3,255,762
330,885	Enka Insaat ve Sanayi AS (Capital Goods)	1,005,810
949,237	Haci Omer Sabanci Holding AS (Diversified Financials)	4,018,692
54,844	Koza Altin Isletmeleri AS (Materials)	549,962
301,095	TAV Havalimanlari Holding AS (Transportation)	2,417,541
100,516	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	616,946
845,680	Turk Hava Yollari (Transportation)	2,715,308
691,931	Turk Telekomunikasyon AS (Telecommunication Services)	2,082,669
886,102	Turkcell Iletisim Hizmetleri AS (Telecommunication Services)*	5,175,254
1,787,048	Turkiye Garanti Bankasi AS (Banks)	6,582,951
500,481	Turkiye Halk Bankasi AS (Banks)	3,365,044
1,704,496	Turkiye Is Bankasi Class C (Banks)	4,031,113
354,353	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	2,715,523

		48,086,850

Common Stocks – (continued)
United Kingdom – 0.6%
264,904	Afren PLC (Energy)*	$703,645
109,624	Genel Energy PLC (Energy)*	1,794,920

		2,498,565

Vietnam – 2.8%
713,710	Bank for Foreign Trade of Vietnam JSC (Banks)*	976,091
65,812	Bao Viet Holdings (Insurance)	114,563
759,810	Masan Group Corp. (Food, Beverage & Tobacco)*	3,453,862
195,822	PetroVietnam Drilling and Well Services JSC (Energy)	788,207
395,750	Petrovietnam Fertilizer & Chemicals JSC (Materials)	649,494
382,170	PetroVietnam Gas JSC (Utilities)	1,803,672
302,601	Saigon Thuong Tin Commercial JSB (Banks)	282,758
406,192	Vietnam Joint Stock Commercial Bank for Industry and Trade (Banks)	304,415
1,260,463	Vingroup JSC (Real Estate)*	3,886,166

		12,259,228

TOTAL COMMON STOCKS
(Cost $395,543,733)		$432,624,145

Preferred Stock – 1.0%
South Korea – 1.0%
4,152	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	$4,175,166
(Cost $3,095,611)

TOTAL INVESTMENTS – 99.4%
(Cost $398,639,344)		$436,799,311

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		2,823,764

NET ASSETS – 100.0%		$439,623,075

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	Asia Equity Fund		BRIC Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments, at value (cost $78,444,985, $172,293,610, $321,583,358 and $398,639,344)	$79,784,911		$173,050,269	$345,447,414	$436,799,311
Cash	4,593,566		—	98,898	1,727,366
Foreign currencies, at value (cost $320,517, $156,866, $869,552 and $1,510,680)	318,969		153,453	870,612	1,510,848
Receivables:
Investments sold	412,042		4,423,357	5,721,089	2,103,876
Reimbursement from investment adviser	94,991		—	15,839	55,540
Dividends	41,248		396,080	657,143	1,789,480
Fund shares sold	709		59,710	35,711	330,517
Foreign tax reclaims	—		—	8,043	5,532
Other assets	15,960		15,389	8,424	18,456
Total assets	85,262,396		178,098,258	352,863,173	444,340,926

Liabilities:
Due to custodian	—		524,047	—	—
Payables:
Investments purchased	3,282,332		2,368,833	2,303,510	1,833,937
Amounts owed to affiliates	58,824		227,681	346,264	478,941
Fund shares redeemed	52,137		998,249	2,572,415	1,690,449
Foreign capital gains taxes	41,448		—	466,717	389,450
Accrued expenses	199,495		172,609	239,814	325,074
Total liabilities	3,634,236		4,291,419	5,928,720	4,717,851

Net Assets:
Paid-in capital	94,787,311		411,651,552	798,599,131	421,350,780
Undistributed (distributions in excess of) net investment income (loss)	(534,094)		(744,337)	35,526	612,788
Accumulated net realized loss	(13,920,149)		(237,815,756)	(474,940,883)	(20,372,524)
Net unrealized gain	1,295,092		715,380	23,240,679	38,032,031
NET ASSETS	$81,628,160		$173,806,839	$346,934,453	$439,623,075
Net Assets:
Class A	$13,503,590		$65,969,926	$30,048,830	$103,546,529
Class B	373,147		—	2,361,666	—
Class C	2,235,539		43,197,452	10,764,126	16,574,116
Institutional	65,492,419		63,817,601	288,883,628	292,241,903
Service	—		—	14,562,814	—
Class IR	23,465	(a)	821,860	313,389	27,260,527
Total Net Assets	$81,628,160		$173,806,839	$346,934,453	$439,623,075
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	702,930		5,376,220	1,980,735	9,215,524
Class B	20,466		—	171,892	—
Class C	124,059		3,676,817	777,774	1,503,441
Institutional	3,259,990		5,100,687	17,883,412	25,839,488
Service	—		—	989,213	—
Class IR	1,168	(a)	65,164	19,480	2,416,954
Net asset value, offering and redemption price per share:(b)
Class A	$19.21		$12.27	$15.17	$11.24
Class B	18.23		—	13.74	—
Class C	18.02		11.75	13.84	11.02
Institutional	20.09		12.51	16.15	11.31
Service	—		—	14.72	—
Class IR	20.09	(a)	12.61	16.09	11.28

(a)	Commenced operations on February 28, 2014 for the Asia Equity Fund.
(b)	Maximum public offering price per share for Class A shares of the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds is $20.33, $12.98, $16.05 and $11.89, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Asia Equity Fund	BRIC Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $29,959, $5,354, $208,638 and $738,473)	$240,118	$1,095,281	$2,809,001	$6,008,582

Expenses:
Management fees	298,428	1,359,102	2,249,388	2,861,261
Custody, accounting and administrative services	128,805	129,127	336,863	522,730
Professional fees	77,251	48,194	47,409	66,286
Distribution and Service fees(a)	31,044	340,088	110,071	212,814
Registration fees	26,223	13,832	16,010	45,455
Transfer Agent fees(a)	24,594	136,512	110,175	201,061
Printing and mailing costs	12,600	36,640	78,399	68,740
Trustee fees	11,735	12,053	12,337	12,367
Service share fees — Service Plan	—	—	17,921	—
Service share fees — Shareholder Administration Plan	—	—	17,921	—
Other	19,820	35,158	18,850	38,607
Total expenses	630,500	2,110,706	3,015,344	4,029,321
Less — expense reductions	(178,412)	(272,192)	(430,898)	(741,732)
Net expenses	452,088	1,838,514	2,584,446	3,287,589
NET INVESTMENT INCOME (LOSS)	(211,970)	(743,233)	224,555	2,720,993

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	6,349,216	(91,768)	4,272,581	(8,138,124)
Futures contracts	—	—	—	70,584
Foreign currency transactions	(92,821)	(90,309)	(469,826)	(143,791)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $198,676, $0, $649,168 and $89,156)	(5,968,079)	(11,328,633)	(4,171,426)	15,308,320
Foreign currency translation	(106,482)	4,139	(482,555)	(105,039)
Net realized and unrealized gain (loss)	181,834	(11,506,571)	(851,226)	6,991,950
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,136)	$(12,249,804)	$(626,671)	$9,712,943

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	$17,770	$2,615	$10,659	$13,505	$497	$2,025	$8,562	$—	$5	(b)
BRIC	95,549	—	244,539	72,618	—	46,463	16,567	—	864
Emerging Markets Equity	41,028	14,187	54,856	31,182	2,696	10,423	62,728	2,867	279
N-11 Equity	129,158	—	83,656	98,160	—	15,895	57,900	—	29,106

(b)	Commenced operations on February 28, 2014 for the Asia Equity Fund.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund		BRIC Fund
	For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013	For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income (loss)	$(211,970)	$282,707	$(743,233)	$2,812,081
Net realized gain (loss)	6,256,395	5,837,132	(182,077)	19,221,533
Net change in unrealized gain (loss)	(6,074,561)	(880,952)	(11,324,494)	(15,940,375)
Net increase (decrease) in net assets resulting from operations	(30,136)	5,238,887	(12,249,804)	6,093,239

Distributions to shareholders:
From net investment income
Class A Shares	(57,630)	(95,521)	(878,085)	(1,017,354)
Class B Shares	—	(2,425)	—	—
Class C Shares	—	(12,432)	(92,382)	—
Institutional Shares	(337,444)	(646,294)	(1,612,238)	(2,044,696)
Service Shares	—	—	—	—
Class IR Shares	— (a)	—	(9,450)	(25,542)
Total distributions to shareholders	(395,074)	(756,672)	(2,592,155)	(3,087,592)

From share transactions:
Proceeds from sales of shares	7,544,398	3,564,748	7,887,869	50,945,290
Proceeds received in connection with merger	25,146,142	—	—	—
Reinvestment of distributions	393,393	747,985	2,403,225	2,829,897
Cost of shares redeemed	(11,294,315)	(11,525,428)	(81,980,526)	(185,568,666)
Net increase (decrease) in net assets resulting from share transactions	21,789,618	(7,212,695)	(71,689,432)	(131,793,479)
TOTAL INCREASE (DECREASE)	21,364,408	(2,730,480)	(86,531,391)	(128,787,832)

Net assets:
Beginning of period	60,263,752	62,994,232	260,338,230	389,126,062
End of period	$81,628,160	$60,263,752	$173,806,839	$260,338,230
Undistributed (distributions in excess of) net investment loss	$(534,094)	$72,950	$(744,337)	$2,591,051

(a)	Commenced operations on February 28, 2014.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013	For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013

$224,555	$3,005,772	$2,720,993	$1,040,072
3,802,755	20,338,559	(8,211,331)	(3,590,389)
(4,653,981)	(8,521,391)	15,203,281	8,725,006
(626,671)	14,822,940	9,712,943	6,174,689

(138,840)	(190,220)	(574,638)	(20,076)
—	—	—	—
—	—	(15,699)	—
(2,726,144)	(2,931,010)	(2,695,030)	(369,180)
(34,951)	(77,760)	—	—
(1,886)	(1,945)	(258,613)	(27,660)
(2,901,821)	(3,200,935)	(3,543,980)	(416,916)

39,842,560	181,644,756	54,684,050	430,326,569
—	—	—	—
2,705,592	2,915,644	3,290,940	412,563
(146,984,092)	(126,231,261)	(103,128,412)	(121,352,608)
(104,435,940)	58,329,139	(45,153,422)	309,386,524
(107,964,432)	69,951,144	(38,984,459)	315,144,297

454,898,885	384,947,741	478,607,534	163,463,237
$346,934,453	$454,898,885	$439,623,075	$478,607,534
$35,526	$2,712,792	$612,788	$1,435,775

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Increase from regulatory settlements
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$19.21	$(0.09)		$0.17	$0.08	$(0.08)	$—	$(0.08)	$—
2014 - B	18.23	(0.15)		0.15	— (e)	—	—	—	—
2014 - C	18.02	(0.16)		0.16	— (e)	—	—	—	—
2014 - Institutional	20.13	(0.06)		0.18	0.12	(0.16)	—	(0.16)	—
2014 - IR (Commenced February 28, 2014)	20.71	(0.04)		(0.58)	(0.62)	—	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	17.78	0.04		1.51	1.55	(0.12)	—	(0.12)	—
2013 - B	16.94	(0.10)		1.44	1.34	(0.05)	—	(0.05)	—
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)	—	(0.08)	—
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)	—	(0.28)	—
2012 - A	17.33	0.11		0.41	0.52	(0.07)	—	(0.07)	—
2012 - B	16.56	(0.03)		0.41	0.38	—	—	—	—
2012 - C	16.39	(0.03)		0.41	0.38	—	—	—	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)	—	(0.15)	—
2011 - A	19.14	0.12		(1.69)	(1.57)	(0.24)	—	(0.24)	—
2011 - B	18.28	(0.03)		(1.60)	(1.63)	(0.09)	—	(0.09)	—
2011 - C	18.12	(0.03)		(1.59)	(1.62)	(0.11)	—	(0.11)	—
2011 - Institutional	20.12	0.23		(1.80)	(1.57)	(0.31)	—	(0.31)	—
2010 - A	15.39	0.07	(f)	3.84	3.91	(0.16)	—	(0.16)	—
2010 - B	14.75	(0.06	)(f)	3.68	3.62	(0.09)	—	(0.09)	—
2010 - C	14.64	(0.05	)(f)	3.64	3.59	(0.11)	—	(0.11)	—
2010 - Institutional	16.16	0.14	(f)	4.03	4.17	(0.21)	—	(0.21)	—
2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)	0.08
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)	0.08
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)	0.08
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)	0.08

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(g)	Total returns reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional
For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.21	0.41%	$13,504	1.77	%(d)	2.29	%(d)	(0.93	)%(d)	107%
18.23	0.00	373	2.52	(d)	2.99	(d)	(1.67	)(d)	107
18.02	0.06	2,236	2.52	(d)	3.05	(d)	(1.73	)(d)	107
20.09	0.59	65,492	1.36	(d)	1.99	(d)	(0.57	)(d)	107
20.09	(2.99)	23	1.46	(d)	2.78	(d)	(1.28	)(d)	107

19.21	8.72	14,097	1.72		2.25		0.21		102
18.23	7.92	628	2.47		2.99		(0.56)		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102
17.78	3.05	15,136	1.60		2.24		0.66		83
16.94	2.29	829	2.35		2.98		(0.20)		83
16.77	2.31	2,684	2.35		2.97		(0.18)		83
18.71	3.50	44,345	1.20		1.79		1.03		83
17.33	(8.33)	39,688	1.60		2.17		0.61		107
16.56	(8.95)	1,164	2.35		2.92		(0.18)		107
16.39	(9.00)	3,219	2.35		2.92		(0.18)		107
18.24	(7.94)	27,071	1.20		1.77		1.15		107
19.14	25.59	47,238	1.60		2.32		0.40	(f)	85
18.28	24.66	1,622	2.35		3.07		(0.38	)(f)	85
18.12	24.53	4,986	2.35		3.07		(0.32	)(f)	85
20.12	26.05	24,864	1.20		1.92		0.82	(f)	85
15.39	55.89 (g)	43,833	1.60		2.36		0.97		117
14.75	54.55 (g)	1,807	2.35		3.11		0.19		117
14.64	54.64 (g)	4,160	2.35		3.11		0.20		117
16.16	56.48 (g)	20,575	1.20		1.96		1.35		117

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BRIC FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$13.10	$(0.04)		$(0.66)	$(0.70)	$(0.13)
2014 - C	12.49	(0.08)		(0.64)	(0.72)	(0.02)
2014 - Institutional	13.40	(0.02)		(0.67)	(0.69)	(0.20)
2014 - IR	13.47	(0.02)		(0.69)	(0.71)	(0.15)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	12.71	0.10		0.39	0.49	(0.10)
2013 - C	12.11	—	(e)	0.38	0.38	—
2013 - Institutional	13.01	0.17		0.38	0.55	(0.16)
2013 - IR	13.08	0.12		0.41	0.53	(0.14)
2012 - A	13.13	0.09		(0.51)	(0.42)	—
2012 - C	12.60	—	(e)	(0.49)	(0.49)	—
2012 - Institutional	13.38	0.15		(0.52)	(0.37)	—
2012 - IR	13.47	0.15		(0.54)	(0.39)	—
2011 - A	15.78	0.03		(2.68)	(2.65)	—
2011 - C	15.26	(0.06)		(2.60)	(2.66)	—
2011 - Institutional	16.04	0.18		(2.81)	(2.63)	(0.03)
2011 - IR	16.19	0.03		(2.72)	(2.69)	(0.03)
2010 - A	13.12	(0.03	)(f)	2.69	2.66	—
2010 - C	12.79	(0.13	)(f)	2.60	2.47	—
2010 - Institutional	13.29	0.05	(f)	2.70	2.75	—
2010 - IR (Commenced August 31, 2010)	14.12	(0.02	)(f)	2.09	2.07	—
2009 - A	7.39	0.02		5.71	5.73	—
2009 - C	7.26	(0.05)		5.58	5.53	—
2009 - Institutional	7.46	0.05		5.78	5.83	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.27	(5.36)%	$65,970	1.74	%(d)	2.00	%(d)	(0.68	)%(d)	28%
11.75	(5.69)	43,197	2.49	(d)	2.75	(d)	(1.42	)(d)	28
12.51	(5.21)	63,818	1.34	(d)	1.60	(d)	(0.32	)(d)	28
12.61	(5.29)	822	1.50	(d)	1.76	(d)	(0.38	)(d)	28

13.10	3.83	90,652	1.76		1.97		0.77		94
12.49	3.06	57,124	2.50		2.72		0.04		94
13.40	4.26	111,712	1.36		1.57		1.29		94
13.47	4.09	851	1.51		1.72		0.93		94
12.71	(3.19)	140,354	1.82		1.96		0.69		82
12.11	(3.88)	81,879	2.57		2.71		(0.02)		82
13.01	(2.76)	164,600	1.42		1.56		1.20		82
13.08	(2.89)	2,292	1.57		1.71		1.19		82
13.13	(16.79)	227,178	1.86		1.92		0.16		91
12.60	(17.43)	114,773	2.61		2.67		(0.41)		91
13.38	(16.45)	219,820	1.46		1.52		1.15		91
13.47	(16.66)	200	1.60		1.66		0.18		91
15.78	20.27	474,512	1.89		1.92		(0.22	)(f)	87
15.26	19.31	178,404	2.64		2.67		(0.96	)(f)	87
16.04	20.69	158,912	1.49		1.52		0.36	(f)	87
16.19	14.66	23	1.64	(d)	1.64	(d)	(0.83	)(d)(f)	87
13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$15.20	$(0.01)		$0.04	$0.03	$(0.06)	$—	$(0.06)
2014 - B	13.77	(0.07)		0.04	(0.03)	—	—	—
2014 - C	13.87	(0.06)		0.03	(0.03)	—	—	—
2014 - Institutional	16.22	0.02		0.03	0.05	(0.12)	—	(0.12)
2014 - Service	14.74	(0.02)		0.04	0.02	(0.04)	—	(0.04)
2014 - IR	16.14	0.01		0.04	0.05	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	14.68	0.05		0.54	0.59	(0.07)	—	(0.07)
2013 - B	13.33	(0.06)		0.50	0.44	—	—	—
2013 - C	13.42	(0.06)		0.51	0.45	—	—	—
2013 - Institutional	15.65	0.13		0.58	0.71	(0.14)	—	(0.14)
2013 - Service	14.24	0.04		0.53	0.57	(0.07)	—	(0.07)
2013 - IR	15.58	0.10		0.58	0.68	(0.12)	—	(0.12)
2012 - A	14.66	0.06		(0.04)	0.02	—	—	—
2012 - B	13.41	(0.05)		(0.03)	(0.08)	—	—	—
2012 - C	13.51	(0.05)		(0.04)	(0.09)	—	—	—
2012 - Institutional	15.63	0.12		(0.05)	0.07	(0.05)	—	(0.05)
2012 - Service	14.24	0.05		(0.05)	— (e)	—	—	—
2012 - IR	15.59	0.12		(0.07)	0.05	(0.06)	—	(0.06)
2011 - A	16.38	0.04		(1.73)	(1.69)	(0.03)	—	(0.03)
2011 - B	15.09	(0.08)		(1.58)	(1.66)	(0.02)	—	(0.02)
2011 - C	15.20	(0.07)		(1.60)	(1.67)	(0.02)	—	(0.02)
2011 - Institutional	17.48	0.11		(1.84)	(1.73)	(0.12)	—	(0.12)
2011 - Service	15.95	0.02		(1.68)	(1.66)	(0.05)	—	(0.05)
2011 - IR	17.56	0.02		(1.87)	(1.85)	(0.12)	—	(0.12)
2010 - A	13.37	(0.02	)(f)	3.03	3.01	—	—	—
2010 - B	12.41	(0.10	)(f)	2.78	2.68	—	—	—
2010 - C	12.50	(0.10	)(f)	2.80	2.70	—	—	—
2010 - Institutional	14.22	0.07	(f)	3.20	3.27	(0.01)	—	(0.01)
2010 - Service	13.03	(0.01	)(f)	2.93	2.92	—	—	—
2010 - IR (Commenced August 31, 2010)	15.24	(0.01	)(f)	2.33	2.32	—	—	—
2009 - A	11.97	0.15		4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07		4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07		4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21		4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15		4.51	4.66	(0.30)	(3.13)	(3.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.17	0.19%	$30,049	1.68	%(d)	1.91	%(d)	(0.18	)%(d)	57%
13.74	(0.15)	2,362	2.43	(d)	2.66	(d)	(0.98	)(d)	57
13.84	(0.22)	10,764	2.43	(d)	2.67	(d)	(0.92	)(d)	57
16.15	0.45	288,884	1.28	(d)	1.51	(d)	0.22	(d)	57
14.72	0.11	14,563	1.79	(d)	2.02	(d)	(0.28	)(d)	57
16.09	0.32	313	1.44	(d)	1.67	(d)	0.07	(d)	57

15.20	4.04	36,578	1.73		1.89		0.32		159
13.77	3.23	3,492	2.48		2.64		(0.46)		159
13.87	3.35	11,869	2.48		2.64		(0.44)		159
16.22	4.49	388,046	1.33		1.49		0.80		159
14.74	4.02	14,584	1.83		1.99		0.25		159
16.14	4.37	329	1.84		1.64		0.62		159
14.68	0.14	38,889	1.82		1.94		0.39		119
13.33	(0.59)	4,788	2.57		2.69		(0.37)		119
13.42	(0.66)	15,418	2.57		2.69		(0.35)		119
15.65	0.49	310,167	1.41		1.54		0.80		119
14.24	0.00	15,446	1.91		2.03		0.36		119
15.58	0.35	240	1.55		1.68		0.78		119
14.66	(10.33)	51,221	1.90		1.93		0.24		121
13.41	(11.02)	6,841	2.65		2.68		(0.53)		121
13.51	(11.01)	18,896	2.65		2.68		(0.49)		121
15.63	(9.98)	351,982	1.50		1.53		0.61		121
14.24	(10.43)	14,432	2.00		2.03		0.15		121
15.59	(10.21)	21	1.65		1.68		0.16		121
16.38	22.51	68,118	1.91		1.91		(0.16	)(f)	147
15.09	21.60	10,335	2.66		2.66		(0.75	)(f)	147
15.20	21.60	23,226	2.66		2.66		(0.73	)(f)	147
17.48	23.04	472,994	1.51		1.51		0.43	(f)	147
15.95	22.41	13,954	2.01		2.01		(0.10	)(f)	147
17.56	15.22	1	1.66	(d)	1.66	(d)	(0.09	)(d)(f)	147
13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$11.03	$0.05	$0.22	$0.27	$(0.06)
2014 - C	10.81	0.01	0.21	0.22	(0.01)
2014 - Institutional	11.12	0.07	0.22	0.29	(0.10)
2014 - IR	11.08	0.06	0.22	0.28	(0.08)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - IR	10.42	0.03	0.65	0.68	(0.02)
2012 - A	9.57	0.01	0.80	0.81	—
2012 - C	9.52	(0.06)	0.79	0.73	—
2012 - Institutional	9.60	0.05	0.80	0.85	—
2012 - IR	9.59	0.02	0.81	0.83	—

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced February 28, 2011)	10.00	(0.03)	(0.40)	(0.43)	—
2011 - C (Commenced February 28, 2011)	10.00	(0.08)	(0.40)	(0.48)	—
2011 - Institutional (Commenced February 28, 2011)	10.00	0.02	(0.42)	(0.40)	—
2011 - IR (Commenced February 28, 2011)	10.00	(0.02)	(0.39)	(0.41)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.24	2.45%	$103,547	1.75	%(d)	2.08	%(d)	0.98	%(d)	20%
11.02	2.03	16,574	2.50	(d)	2.83	(d)	0.23	(d)	20
11.31	2.61	292,242	1.35	(d)	1.68	(d)	1.39	(d)	20
11.28	2.58	27,261	1.50	(d)	1.82	(d)	1.15	(d)	20

11.03	6.31	114,658	1.74		2.12		0.07		53
10.81	5.46	19,018	2.49		2.87		(0.66)		53
11.12	6.73	308,502	1.35		1.72		0.44		53
11.08	6.48	36,429	1.49		1.87		0.26		53
10.38	8.33	35,417	1.79		2.35		0.09		90
10.25	7.53	6,720	2.54		3.12		(0.57)		90
10.45	8.83	111,826	1.39		1.94		0.52		90
10.42	8.73	9,500	1.54		2.05		0.22		90

9.57	(4.20)	18,335	1.82	(d)	3.92	(d)	(0.40	)(d)	73
9.52	(4.70)	3,528	2.57	(d)	4.67	(d)	(1.29	)(d)	73
9.60	(4.00)	42,740	1.42	(d)	3.52	(d)	0.24	(d)	73
9.59	(4.10)	1,448	1.57	(d)	3.67	(d)	(0.28	)(d)	73

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

April 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Asia Equity	A, B, C and Institutional and IR	Diversified
BRIC and N-11 Equity	A, C, Institutional and IR	Non-diversified
Emerging Markets Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs China Equity Fund (the “Acquired Fund”) were transferred to the Goldman Sachs Asia Equity Fund (the “Survivor Fund”) as of the close of business on April 25, 2014 (the “Reorganization”). As part of the Reorganization, holders of Class A, Class C, Institutional, and Class IR shares of the Acquired Fund respectively received Class A, Class C, Institutional, and Class IR shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. The exchange was a tax-free event to shareholders and the Survivor Fund was the accounting survivor in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2014:

ASIA EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$1,496,020	$—		$—
Asia	5,523,398	72,765,493	(a)	—
Total	$7,019,418	$72,765,493		$—

BRIC

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$37,471,761	$7,031,083		$—
Asia and Europe	7,671,596	120,875,829	(a)	—
Total	$45,143,357	$127,906,912		$—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$76,746,881	$4,967,502		$—
Africa, Asia and Europe	10,868,526	252,864,505	(a)	—
Total	$87,615,407	$257,832,007		$—

N-11 EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$99,067,966	$—		$—
Africa, Asia and Europe	—	337,731,345	(a)	—
Total	$99,067,966	$337,731,345		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for certain international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
N-11 Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	70,584	—	5

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2014.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2014, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.04	*
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

*	GSAMI has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2015, and prior to such date, GSAMI may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25
*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended April 30, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Asia Equity	$1,153	$—
BRIC	4,540	81
Emerging Markets Equity	4,633	—
N-11 Equity	4,022	—

*	Goldman Sachs did not retain any contingent deferred sales charges for Class B Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds are 0.254%, 0.264%, 0.264% and 0.164%, respectively. Prior to February 28, 2014, the Other Expense limitation for the Asia Equity Fund and Emerging Markets Equity were 0.344% and 0.354%, respectively. These Other Expense limitations will remain in place through at least February 28, 2015 and prior to such date GSAMI may not terminate the arrangements without the approval of the Board of Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAMI has agreed to reimburse each Fund to the extent such expense exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$—	$177,984	$428	$178,412
BRIC	271,821	—	371	272,192
Emerging Markets Equity	337,408	92,359	1,131	430,898
N-11 Equity	374,163	366,046	1,523	741,732

As of April 30, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Asia Equity	$49,999	$4,845	$3,980	$58,824
BRIC	156,226	51,263	20,192	227,681
Emerging Markets Equity	305,695	23,408	17,161	346,264
N-11 Equity	411,096	35,004	32,841	478,941

G.  Line of Credit Facility — As of April 30, 2014, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2014, Goldman Sachs earned $257,096, $1,565,113 and $506,659 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity and Emerging Markets Equity Funds, respectively.

As of April 30, 2014 the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 18% or more of total outstanding shares of the Emerging Markets Equity Fund.

As of April 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class IR Shares of the Asia Equity Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

6.PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$67,233,415	$67,694,964
BRIC	60,069,358	133,067,527
Emerging Markets Equity	216,093,306	320,268,214
N-11 Equity	87,161,532	130,344,895

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2013, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Asia Equity	BRIC	Emerging Markets Equity	N-11 Equity
Capital loss carryforwards:
Expiring 2016(1)	$—	$(46,894,391)	$(30,277,067)	$—
Expiring 2017(1)	(19,951,704)	(151,677,917)	(445,745,035)	—
Perpetual Long-term	—	(13,813,501)	—	(1,628,149)
Perpetual Short-term	—	(23,042,349)	(979,173)	(5,130,977)
Total capital loss forwards	$(19,951,704)	$(235,428,158)	$(477,001,275)	$(6,759,126)

(1)	Expiration occurs on October 31 of the year indicated. Due to a Fund merger, utilization of the Asia Equity Fund’s losses may be substantially limited under the Code.

As of April 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	BRIC	Emerging Markets Equity	N-11 Equity
Tax cost	$78,968,201	$174,499,131	$323,326,759	$404,825,176
Gross unrealized gain	6,696,690	18,213,050	40,097,808	53,857,232
Gross unrealized loss	(5,879,980)	(19,661,912)	(17,977,153)	(21,883,097)
Net unrealized security gain	$816,710	$(1,448,862)	$22,120,655	$31,974,135

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers. The N-11 Equity Fund invests primarily in equity investments in the N-11 countries, and may invest up to 50% of its assets in any one N-11 country.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

8. OTHER RISKS (continued)

cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The BRIC and N-11 Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on February 11, 2014, the Board of Trustees of Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs China Equity Fund by the Goldman Sachs Asia Equity Fund. The acquisition was completed on April 28, 2014 as of April 25, 2014.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund’s Shares were transferred in exchange for the Survivor Fund’s Shares, in a tax-free exchange as follows:

Survivor/Acquired Fund	Exchanged Shares of Survivor Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of April 25, 2014
Asia Equity Class A/China Equity Class A	1,463	$28,606	3,258
Asia Equity Class C/China Equity Class C	16,455	301,777	34,927
Asia Equity Institutional Class/China Equity Institutional Class	1,213,633	24,806,694	2,815,194
Asia Equity Class IR/China Equity Class IR	443	9,065	1,030

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor/Acquired Fund	Survivor Fund’s Aggregate net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets Immediately after acquisition	Acquired Fund’s Unrealized Appreciation	Acquired Fund’s Capital Loss Carryforward
Asia Equity/China Equity	$57,966,754	$25,146,142	$83,112,896	$1,103,562	$296,719

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	331,579	$6,347,854	48,908	$904,805
Shares issued in connection with merger	1,463	28,606	—	—
Shares converted from Class B(a)	761	14,763	805	14,712
Reinvestment of distributions	2,986	56,823	5,101	94,117
Shares redeemed	(367,525)	(7,109,719)	(172,410)	(3,143,752)
	(30,736)	(661,673)	(117,596)	(2,130,118)
Class B Shares
Shares sold	—	—	1,489	26,519
Shares converted to Class A(a)	(801)	(14,763)	(845)	(14,712)
Reinvestment of distributions	—	—	93	1,635
Shares redeemed	(13,181)	(243,092)	(15,235)	(269,068)
	(13,982)	(257,855)	(14,498)	(255,626)
Class C Shares
Shares sold	13,721	249,182	20,039	350,387
Shares issued in connection with merger	16,455	301,777	—	—
Reinvestment of distributions	—	—	608	10,581
Shares redeemed	(35,499)	(640,874)	(51,355)	(887,537)
	(5,323)	(89,915)	(30,708)	(526,569)
Institutional Shares
Shares sold	46,941	932,357	117,645	2,283,037
Shares issued in connection with merger	1,213,633	24,806,694	—	—
Reinvestment of distributions	16,939	336,570	33,315	641,652
Shares redeemed	(163,813)	(3,300,630)	(374,927)	(7,225,071)
	1,113,700	22,774,991	(223,967)	(4,300,382)
Class IR Shares(b)
Shares sold	725	15,005	—	—
Shares issued in connection with merger	443	9,065	—	—
	1,168	24,070	—	—
NET INCREASE (DECREASE)	1,064,827	$21,789,618	(386,769)	$(7,212,695)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Class IR Shares commenced operations on February 28, 2014.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	264,153	$3,305,475	1,142,685	$14,903,715
Reinvestment of distributions	64,277	830,475	69,332	906,863
Shares redeemed	(1,869,746)	(23,360,698)	(5,337,106)	(67,703,737)
	(1,541,316)	(19,224,748)	(4,125,089)	(51,893,159)
Class C Shares
Shares sold	123,446	1,468,894	352,073	4,270,279
Reinvestment of distributions	5,310	65,892	—	—
Shares redeemed	(1,027,043)	(12,296,170)	(2,537,381)	(30,561,235)
	(898,287)	(10,761,384)	(2,185,308)	(26,290,956)
Institutional Shares
Shares sold	209,083	2,694,676	2,359,241	31,462,752
Reinvestment of distributions	113,871	1,497,408	142,348	1,897,492
Shares redeemed	(3,558,901)	(45,927,230)	(6,818,804)	(85,565,784)
	(3,235,947)	(41,735,146)	(4,317,215)	(52,205,540)
Class IR Shares
Shares sold	32,380	418,824	23,044	308,544
Reinvestment of distributions	712	9,450	1,903	25,542
Shares redeemed	(31,077)	(396,428)	(137,097)	(1,737,910)
	2,015	31,846	(112,150)	(1,403,824)
NET DECREASE	(5,673,535)	$(71,689,432)	(10,739,762)	$(131,793,479)

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	289,723	$4,306,398	568,041	$8,500,222
Shares converted from Class B(a)	4,563	66,708	5,209	78,747
Reinvestment of distributions	9,026	136,017	12,073	184,480
Shares redeemed	(728,733)	(10,865,094)	(829,122)	(12,376,906)
	(425,421)	(6,355,971)	(243,799)	(3,613,457)
Class B Shares
Shares sold	341	4,412	2,924	39,354
Shares converted to Class A(a)	(5,032)	(66,708)	(5,727)	(78,747)
Shares redeemed	(77,054)	(1,034,301)	(102,860)	(1,392,253)
	(81,745)	(1,096,597)	(105,663)	(1,431,646)
Class C Shares
Shares sold	54,257	735,666	150,214	2,081,408
Shares redeemed	(132,454)	(1,768,966)	(442,875)	(5,973,906)
	(78,197)	(1,033,300)	(292,661)	(3,892,498)
Institutional Shares
Shares sold	2,026,924	32,242,305	10,131,460	161,225,599
Reinvestment of distributions	158,000	2,532,738	163,167	2,651,459
Shares redeemed	(8,231,694)	(130,686,789)	(6,178,223)	(95,880,633)
	(6,046,770)	(95,911,746)	4,116,404	67,996,425
Service Shares
Shares sold	174,709	2,512,454	642,685	9,497,267
Reinvestment of distributions	2,389	34,951	5,244	77,760
Shares redeemed	(177,371)	(2,570,483)	(742,772)	(10,391,730)
	(273)	(23,078)	(94,843)	(816,703)
Class IR Shares
Shares sold	2,645	41,325	18,949	300,906
Reinvestment of distributions	118	1,886	120	1,945
Shares redeemed	(3,694)	(58,459)	(14,041)	(215,833)
	(931)	(15,248)	5,028	87,018
NET INCREASE (DECREASE)	(6,633,337)	$(104,435,940)	3,384,466	$58,329,139

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	928,411	$9,882,984	9,035,603	$100,619,699
Reinvestment of distributions	52,792	572,817	1,844	19,768
Shares redeemed	(2,161,818)	(23,146,663)	(2,052,943)	(22,102,004)
	(1,180,615)	(12,690,862)	6,984,504	78,537,463
Class C Shares
Shares sold	64,906	679,690	1,328,175	14,609,334
Reinvestment of distributions	1,484	15,699	—	—
Shares redeemed	(321,812)	(3,358,575)	(224,863)	(2,427,812)
	(255,422)	(2,663,186)	1,103,312	12,181,522
Institutional Shares
Shares sold	3,908,621	41,850,564	25,420,802	283,007,151
Reinvestment of distributions	223,827	2,443,811	33,935	365,135
Shares redeemed	(6,042,106)	(64,823,599)	(8,407,405)	(90,814,397)
	(1,909,658)	(20,529,224)	17,047,332	192,557,889
Class IR Shares
Shares sold	210,758	2,270,812	2,925,053	32,090,385
Reinvestment of distributions	23,756	258,613	2,575	27,660
Shares redeemed	(1,104,794)	(11,799,575)	(551,695)	(6,008,395)
	(870,280)	(9,270,150)	2,375,933	26,109,650
NET INCREASE (DECREASE)	(4,215,975)	$(45,153,422)	27,511,081	$309,386,524

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 11/01/13	Ending Account Value 04/30/14		Expenses Paid for the 6 Months Ended 04/30/14*	Beginning Account Value 11/01/13	Ending Account Value 04/30/14		Expenses Paid for the 6 Months Ended 04/30/14*	Beginning Account Value 11/01/13	Ending Account Value 04/30/14		Expenses Paid for the 6 Months Ended 04/30/14*	Beginning Account Value 11/01/13	Ending Account Value 04/30/14		Expenses Paid for the 6 Months Ended 04/30/14*
Class A
Actual	$1,000	$1,004.10		$8.80	$1,000	$946.40		$8.40	$1,000	$1,001.90		$8.34	$1,000	$1,024.50		$8.78
Hypothetical 5% return	1,000	1,016.02	+	8.85	1,000	1,016.17	+	8.70	1,000	1,016.46	+	8.40	1,000	1,016.12	+	8.75
Class B
Actual	1,000	1,000.00		12.50	N/A	N/A		N/A	1,000	998.50		12.04	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,012.30	+	12.57	N/A	N/A		N/A	1,000	1,012.74	+	12.13	N/A	N/A		N/A
Class C
Actual	1,000	1,000.60		12.50	1,000	943.10		12.00	1,000	997.80		12.04	1,000	1,020.30		12.52
Hypothetical 5% return	1,000	1,012.30	+	12.57	1,000	1,012.45	+	12.42	1,000	1,012.74	+	12.13	1,000	1,012.40	+	12.47
Institutional
Actual	1,000	1,005.90		6.76	1,000	947.90		6.47	1,000	1,004.50		6.36	1,000	1,026.10		6.78
Hypothetical 5% return	1,000	1,018.05	+	6.81	1,000	1,018.15	+	6.71	1,000	1,018.45	+	6.41	1,000	1,018.10	+	6.76
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,001.10		8.88	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.92	+	8.95	N/A	N/A		N/A
Class IR(a)
Actual	1,000	970.10		2.32	1,000	947.10		7.24	1,000	1,003.20		7.15	1,000	1,025.80		7.53
Hypothetical 5% return	1,000	1,017.55	+	7.30	1,000	1,017.36	+	7.50	1,000	1,017.65	+	7.20	1,000	1,017.36	+	7.50

(a)	Commenced operations on February 28, 2014 for the Asia Equity Fund.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	1.77%	2.52%	2.52%	1.36%	N/A	1.46%
BRIC	1.74	N/A	2.49	1.34	N/A	1.50
Emerging Markets Equity	1.68	2.43	2.43	1.28	1.79%	1.44
N-11 Equity	1.75	N/A	2.50	1.35	N/A	1.50

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[3]
■	International Tax-Managed Equity Fund[3]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective at the close of business on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds respectively.
[4]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templing

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of April 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 131639.MF.MED.TMPL /6/2014 EMESAR14 / 24K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 30, 2014